Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2007

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS												FULL YEAR
											4Q07 Change						2007 Change
	4Q07		3Q07		2Q07		1Q07		4Q06		3Q07	4Q06	2007		2006		2006
SELECTED INCOME STATEMENT DATA
Total Net Revenue (a)	$17,384		$16,112		$18,908		$18,968		$16,193		8%	7%	$71,372		$61,999		15%
Provision for Credit Losses	2,542		1,785		1,529		1,008		1,134		42	124	6,864		3,270		110
Total Noninterest Expense	10,720		9,327		11,028		10,628		9,885		15	8	41,703		38,843		7

Income from Continuing Operations (after-tax)	2,971		3,373		4,234		4,787		3,906		(12)	(24)	15,365		13,649		13
Income from Discontinued Operations (b)	–		–		–		–		620		–	NM	–		795		NM
Net Income	2,971		3,373		4,234		4,787		4,526		(12)	(34)	15,365		14,444		6

PER COMMON SHARE:
Basic Earnings
Income from Continuing Operations	$0.88		$1.00		$1.24		$1.38		$1.13		(12)	(22)	$4.51		$3.93		15
Net Income	0.88		1.00		1.24		1.38		1.31		(12)	(33)	4.51		4.16		8

Diluted Earnings
Income from Continuing Operations	$0.86		$0.97		$1.20		$1.34		$1.09		(11)	(21)	$4.38		$3.82		15
Net Income	0.86		0.97		1.20		1.34		1.26		(11)	(32)	4.38		4.04		8

Cash Dividends Declared	0.38		0.38		0.38		0.34		0.34		–	12	1.48		1.36		9
Book Value	36.59		35.72		35.08		34.45		33.45		2	9	36.59		33.45		9
Closing Share Price	43.65		45.82		48.45		48.38		48.30		(5)	(10)	43.65		48.30		(10)
Market Capitalization	146,986		153,901		164,659		165,280		167,199		(4)	(12)	146,986		167,199		(12)

COMMON SHARES OUTSTANDING:
Weighted-Average Diluted Shares Outstanding	3,471.8	#	3,477.7	#	3,521.6	#	3,559.5	#	3,578.6	#	–	(3)	3,507.6	#	3,573.9	#	(2)
Common Shares Outstanding at Period-end	3,367.4		3,358.8		3,398.5		3,416.3		3,461.7		–	(3)	3,367.4		3,461.7		(3)

FINANCIAL RATIOS: (c)
Income from Continuing Operations:
Return on Common Equity (“ROE”)	10%		11%		14%		17%		14%				13%		12%
Return on Equity-Goodwill (“ROE-GW”) (d)	15		18		23		27		22				21		20
Return on Assets (“ROA”) (e)	0.77		0.91		1.19		1.41		1.14				1.06		1.04
Net Income:
ROE	10		11		14		17		16				13		13
ROE-GW (d)	15		18		23		27		26				21		22
ROA	0.77		0.91		1.19		1.41		1.32				1.06		1.10

CAPITAL RATIOS:
Tier 1 Capital Ratio	8.4	(g)	8.4		8.4		8.5		8.7
Total Capital Ratio	12.6	(g)	12.5		12.0		11.8		12.3

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,562,147		$1,479,575		$1,458,042		$1,408,918		$1,351,520		6	16	$1,562,147		$1,351,520		16
Wholesale Loans	213,076		197,728		181,968		168,194		183,742		8	16	213,076		183,742		16
Consumer Loans	306,298		288,592		283,069		281,571		299,385		6	2	306,298		299,385		2
Deposits	740,728		678,091		651,370		626,428		638,788		9	16	740,728		638,788		16
Common Stockholders’ Equity	123,221		119,978		119,211		117,704		115,790		3	6	123,221		115,790		6

Headcount	180,667	#	179,847	#	179,664	#	176,314	#	174,360	#	–	4	180,667	#	174,360	#	4

LINE OF BUSINESS NET INCOME
Investment Bank	$124		$296		$1,179		$1,540		$1,009		(58)	(88)	$3,139		$3,674		(15)
Retail Financial Services	752		639		785		859		718		18	5	3,035		3,213		(6)
Card Services	609		786		759		765		719		(23)	(15)	2,919		3,206		(9)
Commercial Banking	288		258		284		304		256		12	13	1,134		1,010		12
Treasury & Securities Services	422		360		352		263		256		17	65	1,397		1,090		28
Asset Management	527		521		493		425		407		1	29	1,966		1,409		40
Corporate (f)	249		513		382		631		1,161		(51)	(79)	1,775		842		111

Net Income	$2,971		$3,373		$4,234		$4,787		$4,526		(12)	(34)	$15,365		$14,444		6

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s September 30, 2007, Form 10-Q.

(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each 2006 period.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	Income from continuing operations and Net income applicable to common stock divided by total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm also utilizes this measure to facilitate comparisons to competitors.

(e)	Income from continuing operations divided by Total average assets less average assets of discontinued operations held-for-sale.

(f)	Included the after-tax impact of discontinued operations, material litigation actions, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(g)	Estimated.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
REVENUE
Investment Banking Fees	$1,662	$1,336	$1,898	$1,739	$1,565	24%	6%	$6,635	$5,520	20%
Principal Transactions (a) (b)	165	650	3,713	4,487	2,591	(75)	(94)	9,015	10,778	(16)
Lending & Deposit Related Fees	1,066	1,026	951	895	895	4	19	3,938	3,468	14
Asset Management, Administration and Commissions	3,896	3,663	3,611	3,186	3,173	6	23	14,356	11,855	21
Securities Gains (Losses)	148	237	(223)	2	35	(38)	323	164	(543)	NM
Mortgage Fees and Related Income (c)	898	221	523	476	75	306	NM	2,118	591	258
Credit Card Income	1,857	1,777	1,714	1,563	1,645	5	13	6,911	6,913	–
Other Income	469	289	553	518	522	62	(10)	1,829	2,175	(16)

Noninterest Revenue	10,161	9,199	12,740	12,866	10,501	10	(3)	44,966	40,757	10

Interest Income (b)	18,619	18,806	17,342	16,620	16,097	(1)	16	71,387	59,107	21
Interest Expense	11,396	11,893	11,174	10,518	10,405	(4)	10	44,981	37,865	19

Net Interest Income	7,223	6,913	6,168	6,102	5,692	4	27	26,406	21,242	24

TOTAL NET REVENUE	17,384	16,112	18,908	18,968	16,193	8	7	71,372	61,999	15

Provision for Credit Losses	2,542	1,785	1,529	1,008	1,134	42	124	6,864	3,270	110

NONINTEREST EXPENSE
Compensation Expense	5,469	4,677	6,309	6,234	4,985	17	10	22,689	21,191	7
Occupancy Expense	659	657	652	640	625	–	5	2,608	2,335	12
Technology, Communications and Equipment Expense	986	950	921	922	997	4	(1)	3,779	3,653	3
Professional & Outside Services	1,421	1,260	1,259	1,200	1,246	13	14	5,140	4,450	16
Marketing	570	561	457	482	614	2	(7)	2,070	2,209	(6)
Other Expense (d)	1,254	812	1,013	735	948	54	32	3,814	3,272	17
Amortization of Intangibles	339	349	353	353	370	(3)	(8)	1,394	1,428	(2)
Merger Costs	22	61	64	62	100	(64)	(78)	209	305	(31)

TOTAL NONINTEREST EXPENSE	10,720	9,327	11,028	10,628	9,885	15	8	41,703	38,843	7

Income from Continuing Operations before Income Tax Expense	4,122	5,000	6,351	7,332	5,174	(18)	(20)	22,805	19,886	15
Income Tax Expense	1,151	1,627	2,117	2,545	1,268	(29)	(9)	7,440	6,237	19

Income from Continuing Operations (after-tax)	2,971	3,373	4,234	4,787	3,906	(12)	(24)	15,365	13,649	13
Income from Discontinued Operations (e)	—	—	—	—	620	–	NM	—	795	NM

NET INCOME	$2,971	$3,373	$4,234	$4,787	$4,526	(12)	(34)	$15,365	$14,444	6

DILUTED EARNINGS PER SHARE
Income from Continuing Operations (after-tax)	$0.86	$0.97	$1.20	$1.34	$1.09	(11)	(21)	$4.38	$3.82	15
Income from Discontinued Operations (e)	–	–	–	–	0.17	–	NM	–	0.22	NM

Net Income	$0.86	$0.97	$1.20	$1.34	$1.26	(11)	(32)	$4.38	$4.04	8

FINANCIAL RATIOS
Income from Continuing Operations:
ROE	10%	11%	14%	17%	14%			13%	12%
ROE-GW	15	18	23	27	22			21	20
ROA	0.77	0.91	1.19	1.41	1.14			1.06	1.04
Net Income:
ROE	10	11	14	17	16			13	13
ROE-GW	15	18	23	27	26			21	22
ROA	0.77	0.91	1.19	1.41	1.32			1.06	1.10
Effective Income Tax Rate (f)	28	33	33	35	25			33	31
Overhead Ratio	62	58	58	56	61			58	63

EXCLUDING IMPACT OF MERGER COSTS (g)
Income from Continuing Operations	$2,971	$3,373	$4,234	$4,787	$3,906	(12)	(24)	$15,365	$13,649	13
Less Merger Costs (after-tax)	14	38	40	38	62	(63)	(77)	130	189	(31)

Income from Continuing Operations Excluding Merger Costs	$2,985	$3,411	$4,274	$4,825	$3,968	(12)	(25)	$15,495	$13,838	12

Diluted Per Share:
Income from Continuing Operations	$0.86	$0.97	$1.20	$1.34	$1.09	(11)	(21)	$4.38	$3.82	15
Less Merger Costs (after-tax)	–	0.01	0.01	0.01	0.02	NM	NM	0.04	0.05	(20)

Income from Continuing Operations Excluding Merger Costs	$0.86	$0.98	$1.21	$1.35	$1.11	(12)	(23)	$4.42	$3.87	14

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see Note 3 of the Firm’s September 30, 2007, Form 10-Q.

(b)	For certain trading-related positions, amounts have been revised between Principal transactions revenue and Interest income; there is no impact to Net revenue as a result of these reclassifications.

(c)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and full year 2007.

(d)	Insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material legal proceedings were $137 million for the three months ended December 31, 2006. Insurance recoveries were $512 million for full year 2006.

(e)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for each 2006 period.

(f)	Based on Income from continuing operations.

(g)	Income from continuing operations excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						Dec 31, 2007
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2007	2007	2007	2007	2006	2007	2006
ASSETS
Cash and Due from Banks	$40,144	$32,766	$35,449	$31,836	$40,412	23%	(1)%
Deposits with Banks	11,466	26,714	41,736	30,973	13,547	(57)	(15)
Federal Funds Sold and Securities Purchased under Resale Agreements	170,897	135,589	125,930	144,306	140,524	26	22
Securities Borrowed	84,184	84,697	88,360	84,800	73,688	(1)	14
Trading Assets:
Debt and Equity Instruments	414,273	389,119	391,508	373,684	310,137	6	34
Derivative Receivables	77,136	64,592	59,038	49,647	55,601	19	39
Securities	85,450	97,706	95,984	97,029	91,975	(13)	(7)
Loans (Net of Allowance for Loan Losses)	510,140	478,207	457,404	442,465	475,848	7	7
Accrued Interest and Accounts Receivable	24,823	26,401	26,716	23,663	22,891	(6)	8
Premises and Equipment	9,319	8,892	9,044	8,728	8,735	5	7
Goodwill	45,270	45,335	45,254	45,063	45,186	–	–
Other Intangible Assets:
Mortgage Servicing Rights	8,632	9,114	9,499	7,937	7,546	(5)	14
Purchased Credit Card Relationships	2,303	2,427	2,591	2,758	2,935	(5)	(22)
All Other Intangibles	3,796	3,959	4,103	4,205	4,371	(4)	(13)
Other Assets	74,314	74,057	65,426	61,824	58,124	–	28

TOTAL ASSETS	$1,562,147	$1,479,575	$1,458,042	$1,408,918	$1,351,520	6	16

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$129,406	$115,036	$120,470	$123,942	$132,781	12	(3)
Interest-Bearing	376,194	354,459	342,079	342,368	337,812	6	11
Non-U.S. Offices:
Noninterest-Bearing	6,342	6,559	5,919	8,104	7,662	(3)	(17)
Interest-Bearing	228,786	202,037	182,902	152,014	160,533	13	43

Total Deposits	740,728	678,091	651,370	626,428	638,788	9	16
Federal Funds Purchased and Securities Sold under Repurchase Agreements	154,398	178,767	205,961	218,917	162,173	(14)	(5)
Commercial Paper	49,596	33,978	25,116	25,354	18,849	46	163
Other Borrowed Funds	28,835	31,154	29,263	19,871	18,053	(7)	60
Trading Liabilities:
Debt and Equity Instruments	89,162	80,748	93,969	94,309	90,488	10	(1)
Derivative Payables	68,705	68,426	61,396	50,316	57,469	–	20
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	94,476	86,524	84,785	87,603	88,096	9	7
Beneficial Interests Issued by Consolidated VIEs	14,016	13,283	14,808	13,109	16,184	6	(13)
Long-Term Debt	183,862	173,696	159,493	143,274	133,421	6	38
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	15,148	14,930	12,670	12,033	12,209	1	24

TOTAL LIABILITIES	1,438,926	1,359,597	1,338,831	1,291,214	1,235,730	6	16

STOCKHOLDERS’ EQUITY
Common Stock	3,658	3,658	3,658	3,658	3,658	–	–
Capital Surplus	78,597	78,295	78,020	77,760	77,807	–	1
Retained Earnings (a)	54,715	53,064	51,011	48,105	43,600	3	25
Accumulated Other Comprehensive Income (Loss)	(917)	(1,830)	(2,080)	(1,482)	(1,557)	50	41
Treasury Stock, at Cost	(12,832)	(13,209)	(11,398)	(10,337)	(7,718)	3	(66)

TOTAL STOCKHOLDERS’ EQUITY	123,221	119,978	119,211	117,704	115,790	3	6

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,562,147	$1,479,575	$1,458,042	$1,408,918	$1,351,520	6	16

(a)	The cumulative effect of changes in accounting principles increased retained earnings as a result of implementing SFAS 157, SFAS 159 and FIN 48 in the first quarter of 2007. For additional information see the Firm’s September 30, 2007, Form 10-Q.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
AVERAGE BALANCES
ASSETS
Deposits with Banks	$41,363	$39,906	$18,153	$16,224	$19,736	4%	110%	$29,010	$27,730	5%
Federal Funds Sold and Securities Purchased under Resale Agreements	140,622	133,780	132,768	135,499	144,744	5	(3)	135,677	132,118	3
Securities Borrowed	86,649	87,955	90,810	78,768	82,184	(1)	5	86,072	83,831	3
Trading Assets – Debt Instruments	308,175	310,445	294,931	257,079	218,188	(1)	41	292,846	205,506	42
Securities	93,236	95,694	96,921	95,326	89,962	(3)	4	95,290	77,845	22
Interests in Purchased Receivables (a)	–	–	–	–	–	–	–	–	13,941	NM
Loans	508,172	476,912	465,763	467,453	484,140	7	5	479,679	454,535	6

Total Interest-Earning Assets	1,178,217	1,144,692	1,099,346	1,050,349	1,038,954	3	13	1,118,574	995,506	12
Trading Assets – Equity Instruments	93,453	86,177	85,830	88,791	81,985	8	14	88,569	74,573	19
Goodwill	45,321	45,276	45,181	45,125	45,163	–	–	45,226	43,872	3
Other Intangible Assets:
Mortgage Servicing Rights	8,795	9,290	8,371	7,784	7,295	(5)	21	8,565	7,484	14
All Other Intangible Assets	6,220	6,532	6,854	7,139	7,478	(5)	(17)	6,684	7,420	(10)
All Other Noninterest-Earning Assets	198,031	185,367	186,404	179,727	181,732	7	9	187,426	168,442	11
Assets of Discontinued Operations Held-for-Sale (b)	–	–	–	–	–	–	–	–	16,497	NM

TOTAL ASSETS	$1,530,037	$1,477,334	$1,431,986	$1,378,915	$1,362,607	4	12	$1,455,044	$1,313,794	11

LIABILITIES
Interest-Bearing Deposits	$587,297	$540,937	$513,451	$498,717	$487,368	9	21	$535,359	$452,323	18
Federal Funds Purchased and Securities Sold under Repurchase Agreements	171,450	206,174	209,323	199,252	198,166	(17)	(13)	196,500	183,783	7
Commercial Paper	48,821	26,511	25,282	22,339	18,787	84	160	30,799	17,710	74
Other Borrowings (c)	99,259	104,995	100,715	95,664	96,499	(5)	3	100,181	102,147	(2)
Beneficial Interests Issued by Consolidated VIEs	14,183	14,454	13,641	15,993	15,769	(2)	(10)	14,563	28,652	(49)
Long-Term Debt	191,797	177,851	162,465	148,146	140,515	8	36	170,206	129,667	31

Total Interest-Bearing Liabilities	1,112,807	1,070,922	1,024,877	980,111	957,104	4	16	1,047,608	914,282	15
Noninterest-Bearing Liabilities	295,670	287,436	289,058	282,559	290,741	3	2	288,713	272,994	6
Liabilities of Discontinued Operations Held-for-Sale (b)	–	–	–	–	–	–	–	–	15,787	NM

TOTAL LIABILITIES	1,408,477	1,358,358	1,313,935	1,262,670	1,247,845	4	13	1,336,321	1,203,063	11

Preferred Stock	–	–	–	–	–	–	–	–	34	NM
Common Stockholders’ Equity	121,560	118,976	118,051	116,245	114,762	2	6	118,723	110,697	7

TOTAL STOCKHOLDERS’ EQUITY	121,560	118,976	118,051	116,245	114,762	2	6	118,723	110,731	7

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,530,037	$1,477,334	$1,431,986	$1,378,915	$1,362,607	4	12	$1,455,044	$1,313,794	11

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.95%	5.06%	4.56%	4.65%	5.18%			4.89%	4.56%
Federal Funds Sold and Securities Purchased under Resale Agreements	4.41	4.83	4.99	4.95	4.71			4.79	4.22
Securities Borrowed	4.77	5.60	5.31	5.42	4.56			5.27	4.06
Trading Assets – Debt Instruments (d)	5.84	6.09	5.65	5.96	5.45			5.89	5.41
Securities	5.58	5.69	5.68	5.68	5.57			5.65	5.53
Interests in Purchased Receivables	–	–	–	–	–			–	4.68
Loans	7.60	7.80	7.65	7.53	7.35			7.65	7.26
Total Interest-Earning Assets	6.30	6.55	6.37	6.44	6.17			6.42	5.96

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	3.84	4.13	4.17	4.06	3.99			4.04	3.77
Federal Funds Purchased and Securities Sold under Repurchase Agreements	4.35	5.18	5.19	5.09	4.86			4.98	4.45
Commercial Paper	4.40	4.68	4.92	4.89	4.76			4.65	4.49
Other Borrowings (c)	5.02	4.90	4.69	5.07	4.75			4.91	5.00
Beneficial Interests Issued by Consolidated VIEs	4.36	4.52	3.22	3.82	3.96			3.98	4.31
Long-Term Debt	3.90	3.99	3.77	3.85	4.34			3.88	4.24
Total Interest-Bearing Liabilities	4.06	4.41	4.37	4.35	4.31			4.29	4.14

INTEREST RATE SPREAD	2.24%	2.14%	2.00%	2.09%	1.86%			2.13%	1.82%

NET YIELD ON INTEREST-EARNING ASSETS	2.46%	2.43%	2.30%	2.38%	2.19%			2.39%	2.16%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.80%	2.75%	2.63%	2.73%	2.54%			2.73%	2.56%

(a)	As a result of restructuring certain multi-seller conduits the Firm administers, during the second quarter of 2006, JPMorgan Chase deconsolidated $29 billion of Interests in Purchased Receivables, $3 billion of Loans and $1 billion of Securities, and recorded $33 billion of Lending-Related Commitments.

(b)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. As a result of this transaction, for purposes of the consolidated average balance sheet for assets and liabilities transferred to discontinued operations, JPMorgan Chase used Federal funds sold interest income as a reasonable estimate of the earnings on corporate trust deposits for the periods prior to the close of the transaction; therefore, JPMorgan Chase transferred to assets of discontinued operations held-for-sale average Federal funds sold, along with the related interest income earned, and transferred to liabilities of discontinued operations held-for-sale average corporate trust deposits.

(c)	Includes securities sold but not yet purchased.

(d)	For certain trading-related positions, amounts have been revised between Principal transactions revenue and Interest income on Trading assets – debt instruments; there is no impact to Net revenue as a result of these reclassifications.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
The Firm prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines’ of business results on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications that assumes credit card loans securitized by Card Services remain on the balance sheet and presents revenue on a fully taxable-equivalent (“FTE”) basis. These adjustments do not have any impact on Net income as reported by the lines of business or by the Firm as a whole. The impact of these adjustments are summarized below. For additional information about managed basis, please refer to the Glossary of Terms on page 32.

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
CREDIT CARD INCOME
Credit Card Income – Reported	$1,857	$1,777	$1,714	$1,563	$1,645	5%	13%	$6,911	$6,913	–%
Impact of:
Credit Card Securitizations	(885)	(836)	(788)	(746)	(726)	(6)	(22)	(3,255)	(3,509)	7

Credit Card Income – Managed	$972	$941	$926	$817	$919	3	6	$3,656	$3,404	7

OTHER INCOME
Other Income – Reported	$469	$289	$553	$518	$522	62	(10)	$1,829	$2,175	(16)
Impact of:
Tax-Equivalent Adjustments	182	192	199	110	195	(5)	(7)	683	676	1

Other Income – Managed	$651	$481	$752	$628	$717	35	(9)	$2,512	$2,851	(12)

TOTAL NONINTEREST REVENUE
Total Noninterest Revenue – Reported	$10,161	$9,199	$12,740	$12,866	$10,501	10	(3)	$44,966	$40,757	10
Impact of:
Credit Card Securitizations	(885)	(836)	(788)	(746)	(726)	(6)	(22)	(3,255)	(3,509)	7
Tax-Equivalent Adjustments	182	192	199	110	195	(5)	(7)	683	676	1

Total Noninterest Revenue – Managed	$9,458	$8,555	$12,151	$12,230	$9,970	11	(5)	$42,394	$37,924	12

NET INTEREST INCOME
Net Interest Income – Reported	$7,223	$6,913	$6,168	$6,102	$5,692	4	27	$26,406	$21,242	24
Impact of:
Credit Card Securitizations	1,504	1,414	1,378	1,339	1,319	6	14	5,635	5,719	(1)
Tax-Equivalent Adjustments	90	95	122	70	53	(5)	70	377	228	65

Net Interest Income – Managed	$8,817	$8,422	$7,668	$7,511	$7,064	5	25	$32,418	$27,189	19

TOTAL NET REVENUE
Total Net Revenue – Reported	$17,384	$16,112	$18,908	$18,968	$16,193	8	7	$71,372	$61,999	15
Impact of:
Credit Card Securitizations	619	578	590	593	593	7	4	2,380	2,210	8
Tax-Equivalent Adjustments	272	287	321	180	248	(5)	10	1,060	904	17

Total Net Revenue – Managed	$18,275	$16,977	$19,819	$19,741	$17,034	8	7	$74,812	$65,113	15

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses – Reported	$2,542	$1,785	$1,529	$1,008	$1,134	42	124	$6,864	$3,270	110
Impact of:
Credit Card Securitizations	619	578	590	593	593	7	4	2,380	2,210	8

Provision for Credit Losses – Managed	$3,161	$2,363	$2,119	$1,601	$1,727	34	83	$9,244	$5,480	69

INCOME TAX EXPENSE
Income Tax Expense – Reported	$1,151	$1,627	$2,117	$2,545	$1,268	(29)	(9)	$7,440	$6,237	19
Impact of:
Tax-Equivalent Adjustments	272	287	321	180	248	(5)	10	1,060	904	17

Income Tax Expense – Managed	$1,423	$1,914	$2,438	$2,725	$1,516	(26)	(6)	$8,500	$7,141	19

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS – MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
TOTAL NET REVENUE (FTE)
Investment Bank	$3,172	$2,946	$5,798	$6,254	$4,860	8%	(35)%	$18,170	$18,833	(4)%
Retail Financial Services	4,815	4,201	4,357	4,106	3,728	15	29	17,479	14,825	18
Card Services	3,971	3,867	3,717	3,680	3,750	3	6	15,235	14,745	3
Commercial Banking	1,084	1,009	1,007	1,003	1,018	7	6	4,103	3,800	8
Treasury & Securities Services	1,930	1,748	1,741	1,526	1,537	10	26	6,945	6,109	14
Asset Management	2,389	2,205	2,137	1,904	1,947	8	23	8,635	6,787	27
Corporate	914	1,001	1,062	1,268	194	(9)	371	4,245	14	NM

TOTAL NET REVENUE	$18,275	$16,977	$19,819	$19,741	$17,034	8	7	$74,812	$65,113	15

NET INCOME
Investment Bank	$124	$296	$1,179	$1,540	$1,009	(58)	(88)	$3,139	$3,674	(15)
Retail Financial Services	752	639	785	859	718	18	5	3,035	3,213	(6)
Card Services	609	786	759	765	719	(23)	(15)	2,919	3,206	(9)
Commercial Banking	288	258	284	304	256	12	13	1,134	1,010	12
Treasury & Securities Services	422	360	352	263	256	17	65	1,397	1,090	28
Asset Management	527	521	493	425	407	1	29	1,966	1,409	40
Corporate (a)	249	513	382	631	1,161	(51)	(79)	1,775	842	111

TOTAL NET INCOME (b)	$2,971	$3,373	$4,234	$4,787	$4,526	(12)	(34)	$15,365	$14,444	6

AVERAGE EQUITY (c)
Investment Bank	$21,000	$21,000	$21,000	$21,000	$21,000	–	–	$21,000	$20,753	1
Retail Financial Services	16,000	16,000	16,000	16,000	16,000	–	–	16,000	14,629	9
Card Services	14,100	14,100	14,100	14,100	14,100	–	–	14,100	14,100	–
Commercial Banking	6,700	6,700	6,300	6,300	6,300	–	6	6,502	5,702	14
Treasury & Securities Services	3,000	3,000	3,000	3,000	2,200	–	36	3,000	2,285	31
Asset Management	4,000	4,000	3,750	3,750	3,500	–	14	3,876	3,500	11
Corporate	56,760	54,176	53,901	52,095	51,662	5	10	54,245	49,728	9

TOTAL AVERAGE EQUITY	$121,560	$118,976	$118,051	$116,245	$114,762	2	6	$118,723	$110,697	7

RETURN ON EQUITY (c)
Investment Bank	2%	6%	23%	30%	19%			15%	18%
Retail Financial Services	19	16	20	22	18			19	22
Card Services	17	22	22	22	20			21	23
Commercial Banking	17	15	18	20	16			17	18
Treasury & Securities Services	56	48	47	36	46			47	48
Asset Management	52	52	53	46	46			51	40

(a)	Included the after-tax impact of discontinued operations, material litigation actions, tax audit benefits and merger costs. See Corporate Financial Highlights for additional details.

(b)	Net income included Income from discontinued operations (after-tax) of $620 million for the quarter ended December 31, 2006, and $795 million for full year 2006. There was no income from discontinued operations in 2007.

(c)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Investment Banking Fees	$1,657	$1,330	$1,900	$1,729	$1,580	25%	5%	$6,616	$5,537	19%
Principal Transactions (a) (b)	(623)	(435)	2,325	3,142	2,327	(43)	NM	4,409	9,512	(54)
Lending & Deposit Related Fees	142	118	93	93	119	20	19	446	517	(14)
Asset Management, Administration and Commissions	705	712	643	641	569	(1)	24	2,701	2,240	21
All Other Income	(166)	(76)	122	42	91	(118)	NM	(78)	528	NM

Noninterest Revenue	1,715	1,649	5,083	5,647	4,686	4	(63)	14,094	18,334	(23)
Net Interest Income (a) (b)	1,457	1,297	715	607	174	12	NM	4,076	499	NM

TOTAL NET REVENUE (c)	3,172	2,946	5,798	6,254	4,860	8	(35)	18,170	18,833	(4)

Provision for Credit Losses	200	227	164	63	63	(12)	217	654	191	242
Credit Reimbursement from TSS (d)	30	31	30	30	31	(3)	(3)	121	121	–

NONINTEREST EXPENSE
Compensation Expense	1,561	1,178	2,589	2,637	1,880	33	(17)	7,965	8,190	(3)
Noncompensation Expense	1,450	1,200	1,265	1,194	1,325	21	9	5,109	4,670	9

TOTAL NONINTEREST EXPENSE	3,011	2,378	3,854	3,831	3,205	27	(6)	13,074	12,860	2

Income Before Income Tax Expense	(9)	372	1,810	2,390	1,623	NM	NM	4,563	5,903	(23)
Income Tax Expense	(133)	76	631	850	614	NM	NM	1,424	2,229	(36)

NET INCOME	$124	$296	$1,179	$1,540	$1,009	(58)	(88)	$3,139	$3,674	(15)

FINANCIAL RATIOS
ROE	2%	6%	23%	30%	19%			15%	18%
ROA	0.07	0.17	0.68	0.95	0.62			0.45	0.57
Overhead Ratio	95	81	66	61	66			72	68
Compensation Expense as a % of Total Net Revenue (e)	49	40	45	42	38			44	41

REVENUE BY BUSINESS
Investment Banking Fees:
Advisory	$646	$595	$560	$472	$482	9	34	$2,273	$1,659	37
Equity Underwriting	544	267	509	393	327	104	66	1,713	1,178	45
Debt Underwriting	467	468	831	864	771	–	(39)	2,630	2,700	(3)

Total Investment Banking Fees	1,657	1,330	1,900	1,729	1,580	25	5	6,616	5,537	19
Fixed Income Markets	615	687	2,445	2,592	2,061	(10)	(70)	6,339	8,736	(27)
Equity Markets	578	537	1,249	1,539	958	8	(40)	3,903	3,458	13
Credit Portfolio	322	392	204	394	261	(18)	23	1,312	1,102	19

Total Net Revenue	$3,172	$2,946	$5,798	$6,254	$4,860	8	(35)	$18,170	$18,833	(4)

REVENUE BY REGION
Americas	$1,128	$1,016	$2,655	$3,366	$2,535	11	(56)	$8,165	$9,601	(15)
Europe/Middle East/Africa	1,334	1,389	2,327	2,251	1,886	(4)	(29)	7,301	7,421	(2)
Asia/Pacific	710	541	816	637	439	31	62	2,704	1,811	49

Total Net Revenue	$3,172	$2,946	$5,798	$6,254	$4,860	8	(35)	$18,170	$18,833	(4)

(a)	The Firm adopted SFAS 157 and SFAS 159 in the first quarter of 2007; for additional information related to the impact to the Investment Bank (“IB”), see IB business segment results in the Firm’s September 30, 2007, Form 10-Q.

(b)	For certain trading-related positions, amounts have been revised between Principal transactions revenue and Net interest income; there is no impact to Net revenue as a result of these reclassifications.

(c)	Total net revenue included tax-equivalent adjustments, primarily due to tax-exempt income from municipal bond investments and income tax credits related to affordable housing investments, of $230 million, $255 million, $290 million, $152 million, and $218 million for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $927 million and $802 million for full year 2007 and 2006, respectively.

(d)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank credit portfolio on behalf of clients shared with TSS.

(e)	For 2006, the compensation expense to Total net revenue ratio was adjusted to present this ratio as if SFAS 123R had always been in effect. IB management believes that adjusting the Compensation expense to Total net revenue ratio for the incremental impact of adopting SFAS 123R provides a more meaningful measure of IB’s Compensation expense to Total net revenue ratio for 2006.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount, ratio and rankings data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$735,685	$710,665	$696,230	$658,724	$645,993	4%	14%	$700,565	$647,569	8%
Trading Assets – Debt and Equity Instruments (a)	371,842	372,212	359,387	335,118	295,317	–	26	359,775	275,077	31
Trading Assets – Derivative Receivables	74,659	63,017	58,520	56,398	59,802	18	25	63,198	54,541	16
Loans:
Loans Retained (b)	68,928	61,919	59,065	58,973	60,947	11	13	62,247	58,846	6
Loans Held-for-Sale & Loans at Fair Value (a)	24,977	17,315	14,794	13,684	23,743	44	5	17,723	21,745	(18)

Total Loans	93,905	79,234	73,859	72,657	84,690	19	11	79,970	80,591	(1)
Adjusted Assets (c)	644,573	625,619	603,839	572,017	548,628	3	17	611,749	527,753	16
Equity	21,000	21,000	21,000	21,000	21,000	–	–	21,000	20,753	1

Headcount	25,543 #	25,691 #	25,356 #	23,892 #	23,729 #	(1)	8	25,543 #	23,729 #	8

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(9)	$67	$(16)	$(6)	$10	NM	NM	$36	$(31)	NM
Nonperforming Assets:
Nonperforming Loans (d)	353	265	72	92	231	33	53	353	231	53
Other Nonperforming Assets	100	60	47	36	38	67	163	100	38	163
Allowance for Credit Losses:
Allowance for Loan Losses	1,329	1,112	1,037	1,037	1,052	20	26	1,329	1,052	26
Allowance for Lending-Related Commitments	560	568	487	310	305	(1)	84	560	305	84

Total Allowance for Credit Losses	1,889	1,680	1,524	1,347	1,357	12	39	1,889	1,357	39
Net Charge-off (Recovery) Rate (a) (b)	(0.05)%	0.43%	(0.11)%	(0.04)%	0.07%			0.06%	(0.05)%
Allowance for Loan Losses to Average Loans (a) (b)	1.93	1.80	1.76	1.76	1.73			2.14	1.79
Allowance for Loan Losses to Nonperforming Loans (d)	431	585	2,206	1,178	461			431	461
Nonperforming Loans to Average Loans	0.38	0.33	0.10	0.13	0.27			0.44	0.29

MARKET RISK – AVERAGE TRADING AND CREDIT PORTFOLIO VAR
Trading Activities:
Fixed Income	$103	$98	$74	$45	$51	5	102	$80	$56	43
Foreign Exchange	31	23	20	19	20	35	55	23	22	5
Equities	63	35	51	42	35	80	80	48	31	55
Commodities and Other	29	28	40	34	35	4	(17)	33	45	(27)
Diversification (e)	(102)	(72)	(73)	(58)	(58)	(42)	(76)	(77)	(70)	(10)

Total Trading VAR (f)	124	112	112	82	83	11	49	107	84	27

Credit Portfolio VAR (g)	26	17	12	13	15	53	73	17	15	13
Diversification (e)	(27)	(22)	(14)	(12)	(11)	(23)	(145)	(18)	(11)	(64)

Total Trading and Credit Portfolio VAR	$123	$107	$110	$83	$87	15	41	$106	$88	20

	Full Year 2007		Full Year 2006
	Market		Market
MARKET SHARES AND RANKINGS (h)	Share	Rankings	Share	Rankings
Global Debt, Equity and Equity-Related	7%	# 2	7%	# 2
Global Syndicated Loans	13%	# 1	14%	# 1
Global Long-Term Debt	7%	# 2	6%	# 3
Global Equity and Equity-Related	9%	# 2	7%	# 6
Global Announced M&A	24%	# 4	26%	# 4
U.S. Debt, Equity and Equity-Related	10%	# 2	9%	# 2
U.S. Syndicated Loans	24%	# 1	26%	# 1
U.S. Long-Term Debt	12%	# 2	12%	# 2
U.S. Equity and Equity-Related (i)	11%	# 5	8%	# 6
U.S. Announced M&A	25%	# 4	29%	# 3

(a)	As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of loans were reclassified to trading assets. Loans held-for-sale & loans at fair value were excluded when calculating the allowance coverage ratio and Net charge-off rate.

(b)	Loans retained included Credit Portfolio loans, leveraged leases and other accrual loans, and excluded loans at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) Securities purchased under resale agreements and Securities borrowed less Securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”) consolidated under FIN 46R; (3) cash and securities segregated and on deposit for regulatory and other purposes; and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believed an adjusted asset amount that excluded the assets discussed above, which were considered to have a low risk profile, provided a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans included loans held-for-sale of $45 million, $75 million, $25 million, $4 million, and $3 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, which were excluded from the allowance coverage ratios. Nonperforming loans excluded distressed loans held-for-sale purchased as part of IB’s proprietary activities and assets classified as trading assets. Loans elected under the fair value option and classified within trading assets are also excluded from nonperforming loans.

(e)	Average VARs were less than the sum of the VARs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(f)	Trading VAR includes substantially all trading activities in IB. Trading VAR does not include VAR related to the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(g)	Includes VAR on derivative credit valuation adjustments, hedges of the credit valuation adjustment and mark-to-market hedges of the retained loan portfolio, which were all reported in Principal Transactions revenue. The VAR did not include the retained loan portfolio.

(h)	Source: Thomson Financial Securities data. Global announced M&A was based on rank value; all other rankings were based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%; Global and U.S. announced M&A market share and ranking for 2006 include transactions withdrawn since December 31, 2006.

(i)	References U.S. domiciled equity and equity-related transactions, per Thomson Financial Securities.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$496	$492	$470	$423	$430	1%	15%	$1,881	$1,597	18%
Asset Management, Administration and Commissions	332	336	344	263	293	(1)	13	1,275	1,422	(10)
Securities Gains (Losses)	1	–	–	–	(5)	NM	NM	1	(57)	NM
Mortgage Fees and Related Income (a)	888	229	495	482	111	288	NM	2,094	618	239
Credit Card Income	174	167	163	142	143	4	22	646	523	24
All Other Income	219	296	212	179	176	(26)	24	906	557	63

Noninterest Revenue	2,110	1,520	1,684	1,489	1,148	39	84	6,803	4,660	46
Net Interest Income	2,705	2,681	2,673	2,617	2,580	1	5	10,676	10,165	5

TOTAL NET REVENUE	4,815	4,201	4,357	4,106	3,728	15	29	17,479	14,825	18

Provision for Credit Losses	1,051	680	587	292	262	55	301	2,610	561	365

NONINTEREST EXPENSE
Compensation Expense (a)	1,113	1,087	1,104	1,065	950	2	17	4,369	3,657	19
Noncompensation Expense (a)	1,313	1,265	1,264	1,224	1,211	4	8	5,066	4,806	5
Amortization of Intangibles	114	117	116	118	130	(3)	(12)	465	464	–

TOTAL NONINTEREST EXPENSE	2,540	2,469	2,484	2,407	2,291	3	11	9,900	8,927	11

Income Before Income Tax Expense	1,224	1,052	1,286	1,407	1,175	16	4	4,969	5,337	(7)
Income Tax Expense	472	413	501	548	457	14	3	1,934	2,124	(9)

NET INCOME	$752	$639	$785	$859	$718	18	5	$3,035	$3,213	(6)

FINANCIAL RATIOS
ROE	19%	16%	20%	22%	18%			19%	22%
Overhead Ratio (a)	53	59	57	59	61			57	60
Overhead Ratio Excluding Core Deposit Intangibles (a) (b)	50	56	54	56	58			54	57

SELECTED BALANCE SHEETS (Ending)
Assets	$225,908	$216,754	$217,421	$212,997	$237,887	4	(5)	$225,908	$237,887	(5)
Loans:
Loans Retained	181,016	172,498	166,992	163,462	180,760	5	–	181,016	180,760	–
Loans Held-for-Sale & Loans at Fair Value (c)	16,541	18,274	23,501	25,006	32,744	(9)	(49)	16,541	32,744	(49)

Total Loans	197,557	190,772	190,493	188,468	213,504	4	(7)	197,557	213,504	(7)
Deposits	221,129	216,135	217,689	221,840	214,081	2	3	221,129	214,081	3

SELECTED BALANCE SHEETS (Average)
Assets	$221,557	$214,852	$216,692	$217,135	$235,301	3	(6)	$217,564	$231,566	(6)
Loans:
Loans Retained	176,140	168,495	165,136	162,744	190,426	5	(8)	168,166	187,753	(10)
Loans Held-for-Sale & Loans at Fair Value (c)	17,538	19,560	25,166	28,235	21,228	(10)	(17)	22,587	16,129	40

Total Loans	193,678	188,055	190,302	190,979	211,654	3	(8)	190,753	203,882	(6)
Deposits	219,226	216,904	219,171	216,933	211,915	1	3	218,062	201,127	8
Equity	16,000	16,000	16,000	16,000	16,000	–	–	16,000	14,629	9

Headcount	69,465 #	68,528 #	68,254 #	67,247 #	65,570 #	1	6	69,465 #	65,570 #	6

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$522	$350	$270	$185	$214	49	144	$1,327	$576	130
Nonperforming Loans (d) (e)	2,704	1,991	1,760	1,655	1,677	36	61	2,704	1,677	61
Nonperforming Assets (d) (e)	3,190	2,404	2,099	1,910	1,902	33	68	3,190	1,902	68
Allowance for Loan Losses	2,634	2,105	1,772	1,453	1,392	25	89	2,634	1,392	89

Net Charge-off Rate (f)	1.18%	0.82%	0.66%	0.46%	0.45%			0.79%	0.31%
Allowance for Loan Losses to Ending Loans (f)	1.46	1.22	1.06	0.89	0.77			1.46	0.77
Allowance for Loan Losses to Nonperforming Loans (f)	100	107	115	94	89			100	89
Nonperforming Loans to Total Loans	1.37	1.04	0.92	0.88	0.79			1.37	0.79

(a)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the current-year quarters and twelve months ended December 31, 2007.

(b)	Retail Financial Services uses the overhead ratio excluding the amortization of core deposit intangibles (“CDI”), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $113 million, $116 million, $115 million, $116 million, and $130 million for the quarters ending December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $460 million and $458 million for full year 2007 and 2006, respectively.

(c)	Loans included prime mortgage loans originated with the intent to sell, which, for new originations on or after January 1, 2007, were accounted for at fair value under SFAS 159. These loans, classified as Trading assets on the Consolidated balance sheets, totaled $12.6 billion, $14.4 billion, $15.2 billion, and $11.6 billion at December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Average loans included prime mortgage loans, classified as Trading assets on the Consolidated balance sheets, of $13.5 billion, $14.1 billion, $13.5 billion and $6.5 billion for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, and $11.9 billion for the full year 2007.

(d)	Nonperforming loans included Loans held-for-sale and Loans accounted for at fair value under SFAS 159 of $69 million, $17 million, $217 million, $112 million, and $116 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. Certain of these loans are classified as Trading assets on the Consolidated balance sheet.

(e)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from Governmental National Mortgage Association (“GNMA”) pools that are insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $1.3 billion, and $1.2 billion at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $279 million, $241 million, $200 million, $178 million and $219 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.

(f)	Loans held-for-sale and loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
REGIONAL BANKING
Noninterest Revenue	$940	$1,013	$977	$793	$678	(7)%	39%	$3,723	$3,204	16%
Net Interest Income	2,363	2,325	2,296	2,299	2,229	2	6	9,283	8,768	6

Total Net Revenue	3,303	3,338	3,273	3,092	2,907	(1)	14	13,006	11,972	9
Provision for Credit Losses	915	574	494	233	165	59	455	2,216	354	NM
Noninterest Expense	1,785	1,760	1,749	1,729	1,730	1	3	7,023	6,825	3

Income Before Income Tax Expense	603	1,004	1,030	1,130	1,012	(40)	(40)	3,767	4,793	(21)
Net Income	371	611	629	690	619	(39)	(40)	2,301	2,884	(20)

ROE	12%	21%	21%	24%	21%			20%	27%
Overhead Ratio	54	53	53	56	60			54	57
Overhead Ratio Excluding Core Deposit Intangibles (a)	51	49	50	52	55			50	53

BUSINESS METRICS (in billions)
Home Equity Origination Volume	$9.8	$11.2	$14.6	$12.7	$12.9	(13)	(24)	$48.3	$51.9	(7)
End of Period Loans Owned:
Home Equity	$94.8	$93.0	$91.0	$87.7	$85.7	2	11	$94.8	$85.7	11
Mortgage (b)	15.7	12.3	8.8	9.2	30.1	28	(48)	15.7	30.1	(48)
Business Banking	15.4	14.9	14.6	14.3	14.1	3	9	15.4	14.1	9
Education	11.0	10.2	10.2	11.1	10.3	8	7	11.0	10.3	7
Other Loans (c)	2.3	2.4	2.5	2.7	2.7	(4)	(15)	2.3	2.7	(15)

Total End of Period Loans	139.2	132.8	127.1	125.0	142.9	5	(3)	139.2	142.9	(3)
End of Period Deposits:
Checking	$67.0	$64.5	$67.3	$69.3	$68.7	4	(2)	$67.0	$68.7	(2)
Savings	96.0	95.7	97.7	100.1	92.4	–	4	96.0	92.4	4
Time and Other	48.7	46.5	41.9	42.2	43.3	5	12	48.7	43.3	12

Total End of Period Deposits	211.7	206.7	206.9	211.6	204.4	2	4	211.7	204.4	4
Average Loans Owned:
Home Equity	$94.0	$91.8	$89.2	$86.3	$84.2	2	12	$90.4	$78.3	15
Mortgage Loans (b)	13.7	9.9	8.8	8.9	40.8	38	(66)	10.3	45.1	(77)
Business Banking	15.1	14.8	14.5	14.3	14.0	2	8	14.7	13.2	11
Education	10.6	9.8	10.5	11.0	9.9	8	7	10.5	8.3	27
Other Loans (c)	2.3	2.4	2.4	3.0	2.7	(4)	(15)	2.5	2.6	(4)

Total Average Loans (d)	135.7	128.7	125.4	123.5	151.6	5	(10)	128.4	147.5	(13)
Average Deposits:
Checking	$64.5	$64.9	$67.2	$67.3	$65.5	(1)	(2)	$66.0	$62.8	5
Savings	96.3	97.1	98.4	96.7	92.2	(1)	4	97.1	89.9	8
Time and Other	47.7	43.3	41.7	42.5	43.0	10	11	43.8	37.5	17

Total Average Deposits	208.5	205.3	207.3	206.5	200.7	2	4	206.9	190.2	9
Average Assets	147.1	140.6	137.7	135.9	162.5	5	(9)	140.4	160.8	(13)
Average Equity	11.8	11.8	11.8	11.8	11.9	–	(1)	11.8	10.5	12

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
REGIONAL BANKING (continued)
CREDIT DATA AND QUALITY STATISTICS
30+ Day Delinquency Rate (e) (f)	3.03%	2.39%	1.88%	1.84%	2.02%			3.03%	2.02%
Net Charge-offs
Home Equity	$248	$150	$98	$68	$51	65%	386%	$564	$143	294%
Mortgage	73	40	26	20	21	83	248	159	56	184
Business Banking	38	33	30	25	38	15	–	126	91	38
Other Loans	28	23	52	13	27	22	4	116	48	142

Total Net Charge-offs	387	246	206	126	137	57	182	965	338	186
Net Charge-off Rate
Home Equity	1.05%	0.65%	0.44%	0.32%	0.24%			0.62%	0.18%
Mortgage (g)	2.06	1.60	1.19	0.91	0.20			1.52	0.12
Business Banking	1.00	0.88	0.83	0.71	1.08			0.86	0.69
Other Loans	1.21	1.01	2.32	0.55	1.15			1.26	0.59
Total Net Charge-off Rate (d)(g)	1.16	0.78	0.68	0.43	0.37			0.77	0.23

Nonperforming Assets (h)	$2,879	$2,206	$1,751	$1,688	$1,714	31	68	$2,879	$1,714	68

RETAIL BRANCH BUSINESS METRICS
Investment Sales Volume	$4,114	$4,346	$5,117	$4,783	$4,101	(5)	–	$18,360	$14,882	23

Number of:
Branches	3,152 #	3,096 #	3,089 #	3,071 #	3,079 #	56 #	73 #	3,152 #	3,079 #	73 #
ATMs	9,186	8,943	8,649	8,560	8,506	243	680	9,186	8,506	680
Personal Bankers (i)	9,650	9,503	9,025	7,846	7,573	147	2,077	9,650	7,573	2,077
Sales Specialists (i)	4,105	4,025	3,915	3,712	3,614	80	491	4,105	3,614	491
Active Online Customers (in thousands) (j)	5,918	5,706	5,448	5,295	4,909	212	1,009	5,918	4,909	1,009
Checking Accounts (in thousands)	10,839	10,644	10,356	10,158	9,995	195	844	10,839	9,995	844

MORTGAGE BANKING
Production Revenue (k)	$321	$176	$463	$400	$215	82%	49%	$1,360	$833	63%
Net Mortgage Servicing Revenue:
Loan Servicing Revenue	665	629	615	601	598	6	11	2,510	2,300	9
Changes in MSR Asset Fair Value:
Due to Inputs or Assumptions in Model	(766)	(810)	952	108	38	5	NM	(516)	165	NM
Other Changes in Fair Value	(393)	(377)	(383)	(378)	(372)	(4)	(6)	(1,531)	(1,440)	(6)

Total Changes in MSR Asset Fair Value	(1,159)	(1,187)	569	(270)	(334)	2	(247)	(2,047)	(1,275)	(61)
Derivative Valuation Adjustments and Other	1,232	788	(1,014)	(127)	(69)	56	NM	879	(544)	NM

Total Net Mortgage Servicing Revenue	738	230	170	204	195	221	278	1,342	481	179

Total Net Revenue	1,059	406	633	604	410	161	158	2,702	1,314	106
Noninterest Expense (k)	518	485	516	468	354	7	46	1,987	1,341	48
Income (Loss) Before Income Tax Expense	541	(79)	117	136	56	NM	NM	715	(27)	NM
Net Income (Loss)	332	(48)	71	84	34	NM	NM	439	(17)	NM

ROE	66%	NM	14%	17%	8%			22%	NM

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending)	$614.7	$600.0	$572.4	$546.1	$526.7	2	17	$614.7	$526.7	17
MSR Net Carrying Value (Ending)	8.6	9.1	9.5	7.9	7.5	(5)	15	8.6	7.5	15
Avg Mortgage Loans Held-for-Sale & Loans at Fair Value (l)	13.8	16.4	21.3	23.8	17.9	(16)	(23)	18.8	12.8	47
Average Assets	30.6	31.4	35.6	38.0	29.8	(3)	3	33.9	25.8	31
Average Equity	2.0	2.0	2.0	2.0	1.7	–	18	2.0	1.7	18

Mortgage Origination Volume by Channel (in billions)
Retail	$9.9	$11.1	$13.6	$10.9	$10.5	(11)	(6)	$45.5	$40.5	12
Wholesale	10.2	9.8	12.8	9.9	9.0	4	13	42.7	32.8	30
Correspondent	9.5	7.2	6.4	4.8	3.5	32	171	27.9	13.3	110
CNT (Including Negotiated Transactions)	10.4	11.1	11.3	10.5	6.8	(6)	53	43.3	32.6	33

Total (m)	40.0	39.2	44.1	36.1	29.8	2	34	159.4	119.2	34

AUTO FINANCE
Noninterest Revenue	$142	$140	$138	$131	$124	1	15	$551	$368	50
Net Interest Income	308	307	312	279	287	–	7	1,206	1,171	3

Total Net Revenue	450	447	450	410	411	1	9	1,757	1,539	14
Provision for Credit Losses	133	96	92	59	97	39	37	380	207	84
Noninterest Expense	237	224	219	210	207	6	14	890	761	17
Income Before Income Tax Expense	80	127	139	141	107	(37)	(25)	487	571	(15)
Net Income	49	76	85	85	65	(36)	(25)	295	346	(15)

ROE	9%	14%	15%	16%	11%			13%	14%
ROA	0.44	0.70	0.79	0.80	0.60			0.68	0.77

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
AUTO FINANCE (continued)

Business Metrics (in billions)
Auto Origination Volume	$5.6	$5.2	$5.3	$5.2	$5.0	8%	12%	$21.3	$19.3	10%
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$42.0	$40.3	$40.4	$39.7	$39.3	4	7	$42.0	$39.3	7
Lease Financing Receivables	0.3	0.6	0.8	1.2	1.7	(50)	(82)	0.3	1.7	(82)
Operating Lease Assets	1.9	1.8	1.8	1.7	1.6	6	19	1.9	1.6	19

Total End-of-Period Loans and Lease Related Assets	44.2	42.7	43.0	42.6	42.6	4	4	44.2	42.6	4
Average Loans and Lease Related Assets
Loans Outstanding (n)	$41.1	$39.9	$40.1	$39.4	$38.7	3	6	$40.2	$39.8	1
Lease Financing Receivables	0.5	0.7	1.0	1.5	1.9	(29)	(74)	0.9	2.9	(69)
Operating Lease Assets	1.9	1.8	1.7	1.6	1.5	6	27	1.7	1.3	31

Total Average Loans and Lease Related Assets	43.5	42.4	42.8	42.5	42.1	3	3	42.8	44.0	(3)
Average Assets	43.8	42.9	43.4	43.2	43.1	2	2	43.3	44.9	(4)
Average Equity	2.2	2.2	2.2	2.2	2.4	–	(8)	2.2	2.4	(8)

Credit Quality Statistics
30+ Day Delinquency Rate	1.85%	1.65%	1.43%	1.33%	1.72%			1.85%	1.72%
Net Charge-offs
Loans	$132	$98	$62	$58	$76	35	74	$350	$231	52
Lease Receivables	1	1	1	1	1	–	–	4	7	(43)

Total Net Charge-offs	133	99	63	59	77	34	73	354	238	49
Net Charge-off Rate
Loans (n)	1.27%	0.97%	0.62%	0.60%	0.78%			0.87%	0.59%
Lease Receivables	0.79	0.57	0.40	0.27	0.21			0.44	0.24
Total Net Charge-off Rate (n)	1.27	0.97	0.61	0.59	0.75			0.86	0.56
Nonperforming Assets	$188	$156	$131	$140	$177	21	6	$188	$177	6

(a)	Regional Banking uses the overhead ratio excluding the amortization of core deposit intangibles (“CDI”), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation results in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this inclusion would result in an improving overhead ratio over time, all things remaining equal. This non-GAAP ratio excluded Regional Banking’s core deposit intangible amortization expense related to The Bank of New York transaction and the Bank One merger of $113 million, $116 million, $115 million, $116 million, and $130 million for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, and $460 million and $458 million for full year 2007 and 2006, respectively.

(b)	As of January 1, 2007, $19.4 billion of held-for-investment prime mortgage loans were transferred from Retail Financial Services (“RFS”) to Treasury within the Corporate segment for risk management and reporting purposes. The transfer had no impact on the financial results of Regional Banking. Balances reported for current-year quarter ends primarily reflected subprime mortgage loans owned.

(c)	Included commercial loans derived from community development activities and, prior to July 1, 2006, insurance policy loans.

(d)	Average loans included loans held-for-sale of $3.7 billion, $3.2 billion, $3.9 billion, $4.4 billion, and $3.3 billion for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $3.8 billion and $2.8 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the Net charge-off rate.

(e)	Excluded loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.2 billion, $979 million, $879 million, $975 million, and $960 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Excluded loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $663 million, $590 million, $523 million, $519 million, and $464 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(g)	The mortgage and total net charge-off rate for the fourth quarter and full year 2007 excluded $2 million of charge-offs related to prime mortgage loans held by Treasury in the Corporate Sector.

(h)	Excluded nonperforming assets related to education loans that are 90 days past due and still accruing, which were insured by U.S. government agencies under the Federal Family Education Loan Program of $279 million, $241 million, $200 million, $178 million, and $219 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts are excluded as reimbursement is proceeding normally.

(i)	Employees acquired as part of The Bank of New York transaction are included beginning June 30, 2007.

(j)	During the quarter ended June 30, 2007, RFS changed the methodology for determining active online customers to include all individual RFS customers with one or more online accounts that have been active within 90 days of period end, including customers who also have online accounts with Card Services. Prior periods have been restated to conform to this new methodology.

(k)	The Firm adopted SFAS 159 in the first quarter of 2007. As a result, certain loan origination costs have been classified as expense (previously netted against revenue) for the 2007 quarters and full year period.

(l)	Included $13.5 billion, $14.1 billion, $13.5 billion and $6.5 billion of prime mortgage loans at fair value for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively, and $11.9 billion for full year 2007. These loans are classified as trading assets on the Consolidated balance sheets for 2007.

(m)	During the second quarter of 2007, RFS changed its definition of mortgage originations to include all newly originated mortgage loans sourced through RFS channels, and to exclude all mortgage loan originations sourced through IB channels. Prior periods have been restated to conform to this new definition.

(n)	Average Loans held-for-sale for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, and full year 2007 were insignificant. The full year average Loans held-for-sale were $530 million for 2006. These amounts are excluded when calculating the Net charge-off rate.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q07 Change						2007 Change
	4Q07		3Q07		2Q07		1Q07		4Q06		3Q07	4Q06	2007		2006		2006
INCOME STATEMENT
REVENUE
Credit Card Income	$712		$692		$682		$599		$697		3%	2%	$2,685		$2,587		4%
All Other Income	122		67		80		92		111		82	10	361		357		1

Noninterest Revenue	834		759		762		691		808		10	3	3,046		2,944		3
Net Interest Income	3,137		3,108		2,955		2,989		2,942		1	7	12,189		11,801		3

TOTAL NET REVENUE	3,971		3,867		3,717		3,680		3,750		3	6	15,235		14,745		3

Provision for Credit Losses	1,788		1,363		1,331		1,229		1,281		31	40	5,711		4,598		24

NONINTEREST EXPENSE
Compensation Expense	260		256		251		254		242		2	7	1,021		1,003		2
Noncompensation Expense	790		827		753		803		915		(4)	(14)	3,173		3,344		(5)
Amortization of Intangibles	173		179		184		184		184		(3)	(6)	720		739		(3)

TOTAL NONINTEREST EXPENSE	1,223		1,262		1,188		1,241		1,341		(3)	(9)	4,914		5,086		(3)

Income Before Income Tax Expense	960		1,242		1,198		1,210		1,128		(23)	(15)	4,610		5,061		(9)
Income Tax Expense	351		456		439		445		409		(23)	(14)	1,691		1,855		(9)

NET INCOME	$609		$786		$759		$765		$719		(23)	(15)	$2,919		$3,206		(9)

Memo: Net Securitization Gains (Amortization)	$28		$–		$16		$23		$32		NM	(13)	$67		$82		(18)

FINANCIAL METRICS
ROE	17%		22%		22%		22%		20%				21%		23%
Overhead Ratio	31		33		32		34		36				32		34
% of Average Managed Outstandings:
Net Interest Income	8.20		8.29		8.04		8.11		7.92				8.16		8.36
Provision for Credit Losses	4.67		3.64		3.62		3.34		3.45				3.82		3.26
Noninterest Revenue	2.18		2.03		2.07		1.88		2.17				2.04		2.09
Risk Adjusted Margin (a)	5.71		6.68		6.49		6.65		6.65				6.38		7.19
Noninterest Expense	3.20		3.37		3.23		3.37		3.61				3.29		3.60
Pretax Income (ROO)	2.51		3.31		3.26		3.28		3.04				3.09		3.59
Net Income	1.59		2.10		2.06		2.08		1.94				1.95		2.27

BUSINESS METRICS
Charge Volume (in billions)	$95.5		$89.8		$88.0		$81.3		$93.4		6	2	$354.6		$339.6		4
Net Accounts Opened (in thousands) (b)	5,250	#	3,957	#	3,706	#	3,439	#	14,392	#	33	(64)	16,352	#	45,869	#	(64)
Credit Cards Issued (in thousands)	155,000		153,637		150,883		152,097		154,424		1	–	155,000		154,424		–
Number of Registered Internet Customers (in millions)	28.3		26.4		24.6		24.3		22.5		7	26	28.3		22.5		26
Merchant Acquiring Business (c)
Bank Card Volume (in billions)	$194.4		$181.4		$179.7		$163.6		$177.9		7	9	$719.1		$660.6		9
Total Transactions (in millions)	5,406	#	4,990	#	4,811	#	4,465	#	4,968	#	8	9	19,672	#	18,171	#	8

(a)	Represents Total Net Revenue less Provision for Credit Losses.

(b)	Fourth quarter of 2006 included approximately 9 million accounts from the acquisition of the BP and Pier 1 Imports, Inc. private label portfolios. In addition, full year 2006 included approximately 21 million accounts from the acquisition of the Kohl’s private label portfolio in the second quarter of 2006.

(c)	Represents 100% of the merchant acquiring business.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$84,352	$79,409	$80,495	$78,173	$85,881	6%	(2)%	$84,352	$85,881	(2)%
Securitized Loans	72,701	69,643	67,506	68,403	66,950	4	9	72,701	66,950	9

Managed Loans	$157,053	$149,052	$148,001	$146,576	$152,831	5	3	$157,053	$152,831	3

SELECTED AVERAGE BALANCES
Managed Assets	$158,183	$154,956	$154,406	$156,271	$153,973	2	3	$155,957	$148,153	5
Loans:
Loans on Balance Sheets	$79,028	$79,993	$79,000	$81,932	$81,489	(1)	(3)	$79,980	$73,740	8
Securitized Loans	72,715	68,673	68,428	67,485	65,898	6	10	69,338	67,367	3

Managed Loans	$151,743	$148,666	$147,428	$149,417	$147,387	2	3	$149,318	$141,107	6

Equity	$14,100	$14,100	$14,100	$14,100	$14,100	–	–	$14,100	$14,100	–

Headcount	18,554 #	18,887 #	18,913 #	18,749 #	18,639 #	(2)	–	18,554 #	18,639 #	–

MANAGED CREDIT QUALITY STATISTICS
Net Charge-offs	$1,488	$1,363	$1,331	$1,314	$1,281	9	16	$5,496	$4,698	17
Net Charge-off Rate	3.89%	3.64%	3.62%	3.57%	3.45%			3.68%	3.33%

Managed delinquency ratios
30+ days	3.48%	3.25%	3.00%	3.07%	3.13%			3.48%	3.13%
90+ days	1.65	1.50	1.42	1.52	1.50			1.65	1.50

Allowance for Loan Losses	$3,407	$3,107	$3,096	$3,092	$3,176	10	7	$3,407	$3,176	7
Allowance for Loan Losses to Period-end Loans	4.04%	3.91%	3.85%	3.96%	3.70%			4.04%	3.70%

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Basis for the Period	$1,597	$1,528	$1,470	$1,345	$1,423	5%	12%	$5,940	$6,096	(3)%
Securitization Adjustments	(885)	(836)	(788)	(746)	(726)	(6)	(22)	(3,255)	(3,509)	7

Managed Credit Card Income	$712	$692	$682	$599	$697	3	2	$2,685	$2,587	4

Net Interest Income
Reported Basis for the Period	$1,633	$1,694	$1,577	$1,650	$1,623	(4)	1	$6,554	$6,082	8
Securitization Adjustments	1,504	1,414	1,378	1,339	1,319	6	14	5,635	5,719	(1)

Managed Net Interest Income	$3,137	$3,108	$2,955	$2,989	$2,942	1	7	$12,189	$11,801	3

Total Net Revenue
Reported Basis for the Period	$3,352	$3,289	$3,127	$3,087	$3,157	2	6	$12,855	$12,535	3
Securitization Adjustments	619	578	590	593	593	7	4	2,380	2,210	8

Managed Total Net Revenue	$3,971	$3,867	$3,717	$3,680	$3,750	3	6	$15,235	$14,745	3

Provision for Credit Losses
Reported Basis for the Period	$1,169	$785	$741	$636	$688	49	70	$3,331	$2,388	39
Securitization Adjustments	619	578	590	593	593	7	4	2,380	2,210	8

Managed Provision for Credit Losses	$1,788	$1,363	$1,331	$1,229	$1,281	31	40	$5,711	$4,598	24

BALANCE SHEETS — AVERAGE BALANCES (a)
Total Average Assets
Reported Basis for the Period	$88,244	$88,856	$88,486	$91,157	$90,283	(1)	(2)	$89,177	$82,887	8
Securitization Adjustments	69,939	66,100	65,920	65,114	63,690	6	10	66,780	65,266	2

Managed Average Assets	$158,183	$154,956	$154,406	$156,271	$153,973	2	3	$155,957	$148,153	5

CREDIT QUALITY STATISTICS (a)
Net Charge-offs
Reported Net Charge-offs Data for the Period	$869	$785	$741	$721	$688	11	26	$3,116	$2,488	25
Securitization Adjustments	619	578	590	593	593	7	4	2,380	2,210	8

Managed Net Charge-offs	$1,488	$1,363	$1,331	$1,314	$1,281	9	16	$5,496	$4,698	17

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall performance of the underlying credit card loans, both sold and not sold; as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Managed results exclude the impact of credit card securitizations on Total Net Revenue, the Provision for Credit Losses, Net Charge-offs and Loan Receivables. Securitization does not change reported Net income versus managed earnings; however, it does affect the classification of items on the Consolidated statements of income and Consolidated balance sheets.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$172	$159	$158	$158	$155	8%	11%	$647	$589	10%
Asset Management, Administration and Commissions	24	24	21	23	20	–	20	92	67	37
All Other Income (a)	130	107	133	154	135	21	(4)	524	417	26

Noninterest Revenue	326	290	312	335	310	12	5	1,263	1,073	18
Net Interest Income	758	719	695	668	708	5	7	2,840	2,727	4

TOTAL NET REVENUE	1,084	1,009	1,007	1,003	1,018	7	6	4,103	3,800	8

Provision for Credit Losses	105	112	45	17	111	(6)	(5)	279	160	74

NONINTEREST EXPENSE
Compensation Expense	184	160	182	180	174	15	6	706	740	(5)
Noncompensation Expense	307	300	300	290	296	2	4	1,197	1,179	2
Amortization of Intangibles	13	13	14	15	15	–	(13)	55	60	(8)

TOTAL NONINTEREST EXPENSE	504	473	496	485	485	7	4	1,958	1,979	(1)

Income Before Income Tax Expense	475	424	466	501	422	12	13	1,866	1,661	12
Income Tax Expense	187	166	182	197	166	13	13	732	651	12

NET INCOME	$288	$258	$284	$304	$256	12	13	$1,134	$1,010	12

MEMO:
Revenue by Product:
Lending	$380	$343	$348	$348	$359	11	6	$1,419	$1,344	6
Treasury Services	631	594	569	556	576	6	10	2,350	2,243	5
Investment Banking	70	64	82	76	87	9	(20)	292	253	15
Other	3	8	8	23	(4)	(63)	NM	42	(40)	NM

Total Commercial Banking Revenue	$1,084	$1,009	$1,007	$1,003	$1,018	7	6	$4,103	$3,800	8

IB Revenues, Gross (b)	$227	$194	$236	$231	$246	17	(8)	$888	$716	24

Revenue by Business:
Middle Market Banking	$695	$680	$653	$661	$661	2	5	$2,689	$2,535	6
Mid-Corporate Banking	239	167	197	212	198	43	21	815	656	24
Real Estate Banking	102	108	109	102	120	(6)	(15)	421	458	(8)
Other	48	54	48	28	39	(11)	23	178	151	18

Total Commercial Banking Revenue	$1,084	$1,009	$1,007	$1,003	$1,018	7	6	$4,103	$3,800	8

FINANCIAL RATIOS
ROE	17%	15%	18%	20%	16%			17%	18%
Overhead Ratio	46	47	49	48	48			48	52

(a)	IB-related and commercial card revenues are included in All Other Income.

(b)	Represents the total revenue related to investment banking products sold to Commercial Banking (“CB”) clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS										FULL YEAR
									4Q07 Change						2007 Change
	4Q07		3Q07		2Q07	1Q07	4Q06		3Q07	4Q06	2007		2006		2006
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$94,550		$86,652		$84,687	$82,545	$62,227		9%	52%	$87,140		$57,754		51%
Loans:
Loans Retained	63,749		60,839		59,071	57,185	56,853		5	12	60,231		53,154		13
Loans Held-for-Sale & Loans at Fair Value	1,795		433		741	475	804		315	123	863		442		95
Total Loans (a)	65,544		61,272		59,812	57,660	57,657		7	14	61,094		53,596		14
Liability Balances (b)	96,716		88,081		84,187	81,752	79,050		10	22	87,726		73,613		19
Equity	6,700		6,700		6,300	6,300	6,300		–	6	6,502		5,702		14

MEMO:
Loans by Business:
Middle Market Banking	$38,275		$37,617		$37,099	$36,317	$35,618		2	7	$37,333		$33,225		12
Mid-Corporate Banking	15,440		12,076		11,692	10,669	9,898		28	56	12,481		8,632		45
Real Estate Banking	7,347		7,144		6,894	7,074	7,745		3	(5)	7,116		7,566		(6)
Other	4,482		4,435		4,127	3,600	4,396		1	2	4,164		4,173		–

Total Commercial Banking Loans	$65,544		$61,272		$59,812	$57,660	$57,657		7	14	$61,094		$53,596		14

Headcount	4,125	#	4,158	#	4,295 #	4,281 #	4,459	#	(1)	(7)	4,125	#	4,459	#	(7)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$33		$20		$(8)	$(1)	$16		65	106	$44		$27		63
Nonperforming Loans	146		134		135	141	121		9	21	146		121		21
Allowance for Credit Losses:
Allowance for Loan Losses	1,695		1,623		1,551	1,531	1,519		4	12	1,695		1,519		12
Allowance for Lending-Related Commitments	236		236		222	187	187		–	26	236		187		26

Total Allowance for Credit Losses	1,931		1,859		1,773	1,718	1,706		4	13	1,931		1,706		13

Net Charge-off (Recovery) Rate (a)	0.21%		0.13%		(0.05)%	(0.01)%	0.11%				0.07%		0.05%
Allowance for Loan Losses to Average Loans (a)	2.66		2.67		2.63	2.68	2.67				2.81		2.86
Allowance for Loan Losses to Nonperforming Loans	1,161		1,211		1,149	1,086	1,255				1,161		1,255
Nonperforming Loans to Average Loans	0.22		0.22		0.23	0.24	0.21				0.24		0.23

(a)	Loans held-for-sale and Loans accounted for at fair value under SFAS 159 were excluded when calculating the allowance coverage ratio and the Net charge-off rate.

(b)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$247	$244	$219	$213	$186	1%	33%	$923	$735	26%
Asset Management, Administration and Commissions	806	730	828	686	717	10	12	3,050	2,692	13
All Other Income	228	171	184	125	133	33	71	708	612	16

Noninterest Revenue	1,281	1,145	1,231	1,024	1,036	12	24	4,681	4,039	16
Net Interest Income	649	603	510	502	501	8	30	2,264	2,070	9

TOTAL NET REVENUE	1,930	1,748	1,741	1,526	1,537	10	26	6,945	6,109	14

Provision for Credit Losses	4	9	–	6	(2)	(56)	NM	19	(1)	NM
Credit Reimbursement to IB (a)	(30)	(31)	(30)	(30)	(31)	3	3	(121)	(121)	–
NONINTEREST EXPENSE
Compensation Expense	607	579	609	558	555	5	9	2,353	2,198	7
Noncompensation Expense	598	538	523	502	533	11	12	2,161	1,995	8
Amortization of Intangibles	17	17	17	15	16	–	6	66	73	(10)

TOTAL NONINTEREST EXPENSE	1,222	1,134	1,149	1,075	1,104	8	11	4,580	4,266	7

Income before Income Tax Expense	674	574	562	415	404	17	67	2,225	1,723	29
Income Tax Expense	252	214	210	152	148	18	70	828	633	31

NET INCOME	$422	$360	$352	$263	$256	17	65	$1,397	$1,090	28

REVENUE BY BUSINESS
Treasury Services	$824	$780	$720	$689	700	6	18	$3,013	$2,792	8
Worldwide Securities Services	1,106	968	1,021	837	837	14	32	3,932	3,317	19

TOTAL NET REVENUE	$1,930	$1,748	$1,741	$1,526	$1,537	10	26	$6,945	$6,109	14

FINANCIAL RATIOS
ROE	56%	48%	47%	36%	46%			47%	48%
Overhead Ratio	63	65	66	70	72			66	70
Pretax Margin Ratio (b)	35	33	32	27	26			32	28

FIRMWIDE BUSINESS METRICS
Assets under Custody (in billions)	$15,946	$15,614	$15,203	$14,661	$13,903	2	15	$15,946	$13,903	15
Number of:
US$ ACH transactions originated (in millions)	984 #	943 #	972 #	971 #	931 #	4	6	3,870 #	3,503 #	10
Total US$ Clearing Volume (in thousands)	28,386	28,031	27,779	26,840	26,906	1	6	111,036	104,846	6
International Electronic Funds Transfer Volume (in thousands) (c)	42,723	41,415	42,068	42,399	41,007	3	4	168,605	145,325	16
Wholesale Check Volume (in millions)	656	731	767	771	793	(10)	(17)	2,925	3,409	(14)
Wholesale Cards Issued (in thousands) (d)	18,722	18,108	17,535	17,146	17,228	3	9	18,722	17,228	9

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS												FULL YEAR
											4Q07 Change						2007 Change
	4Q07		3Q07		2Q07		1Q07		4Q06		3Q07	4Q06	2007		2006		2006
SELECTED BALANCE SHEETS (Average)
Total Assets	$60,830		$55,688		$50,687		$46,005		$35,422		9%	72%	$53,350		$31,760		68%
Loans	23,489		20,602		20,195		18,948		19,030		14	23	20,821		15,564		34
Liability Balances (e)	250,645		236,381		217,514		210,639		193,129		6	30	228,925		189,540		21
Equity	3,000		3,000		3,000		3,000		2,200		—	36	3,000		2,285		31

Headcount	25,669	#	25,209	#	25,206	#	24,875	#	25,423	#	2	1	25,669	#	25,423	#	1

TSS FIRMWIDE METRICS
Treasury Services Firmwide Revenue (f)	$1,530		$1,444		$1,354		$1,305		$1,333		6	15	$5,633		$5,242		7
Treasury & Securities Services Firmwide Revenue (f)	2,636		2,412		2,375		2,142		2,170		9	21	9,565		8,559		12

Treasury Services Firmwide Overhead Ratio (g)	53%		54%		59%		59%		56%				56%		56%
Treasury & Securities Services Firmwide Overhead Ratio (g)	57		59		60		63		63				60		62

Treasury Services Firmwide Liability Balances (Average) (h)	$218,416		$201,671		$189,214		$186,631		$168,321		8	30	$199,077		$162,020		23
Treasury & Securities Services Firmwide Liability Balances (Average) (h)	347,361		324,462		301,701		292,391		272,178		7	28	316,651		262,678		21
FOOTNOTES

(a)	TSS was charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)	Pretax margin represents Income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	International electronic funds transfer includes non-US$ ACH and clearing volume.

(d)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(e)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
TSS FIRMWIDE METRICS
TSS firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(f)	Firmwide revenue includes TS revenue recorded in the CB, Regional Banking and Asset Management (“AM”) lines of business (see below) and excludes FX revenues recorded in the IB for TSS-related FX activity.

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
TS Revenue Reported in CB	$631	$594	$569	$556	$576	6%	10%	$2,350	$2,243	5%
TS Revenue Reported in Other Lines of Business	75	70	65	60	57	7	32	270	207	30
TSS firmwide FX revenue, which included FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $157 million, $144 million, $139 million, $112 million, and $96 million for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $552 million and $445 million for full year 2007 and 2006, respectively.

(g)	Overhead ratios have been calculated based upon firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(h)	Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the CB line of business are not included in TS liability balances.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$1,901	$1,760	$1,671	$1,489	$1,509	8%	26%	$6,821	$5,295	29%
All Other Income	159	152	173	170	192	5	(17)	654	521	26

Noninterest Revenue	2,060	1,912	1,844	1,659	1,701	8	21	7,475	5,816	29
Net Interest Income	329	293	293	245	246	12	34	1,160	971	19

TOTAL NET REVENUE	2,389	2,205	2,137	1,904	1,947	8	23	8,635	6,787	27

Provision for Credit Losses	(1)	3	(11)	(9)	14	NM	NM	(18)	(28)	36

NONINTEREST EXPENSE
Compensation Expense	1,030	848	879	764	750	21	37	3,521	2,777	27
Noncompensation Expense	510	498	456	451	512	2	—	1,915	1,713	12
Amortization of Intangibles	19	20	20	20	22	(5)	(14)	79	88	(10)

TOTAL NONINTEREST EXPENSE	1,559	1,366	1,355	1,235	1,284	14	21	5,515	4,578	20

Income Before Income Tax Expense	831	836	793	678	649	(1)	28	3,138	2,237	40
Income Tax Expense	304	315	300	253	242	(3)	26	1,172	828	42

NET INCOME	$527	$521	$493	$425	$407	1	29	$1,966	$1,409	40

REVENUE BY CLIENT SEGMENT
Institutional	$754	$603	$617	$551	$624	25	21	$2,525	$1,972	28
Private Bank	713	686	646	560	528	4	35	2,605	1,907	37
Retail	640	639	602	527	541	—	18	2,408	1,885	28
Private Client Services	282	277	272	266	254	2	11	1,097	1,023	7

Total Net Revenue	$2,389	$2,205	$2,137	$1,904	$1,947	8	23	$8,635	$6,787	27

FINANCIAL RATIOS
ROE	52%	52%	53%	46%	46%			51%	40%
Overhead Ratio	65	62	63	65	66			64	67
Pretax Margin Ratio (a)	35	38	37	36	33			36	33

BUSINESS METRICS
Number of:
Client Advisors	1,729 #	1,680 #	1,582 #	1,533 #	1,506 #	3	15	1,729 #	1,506 #	15
Retirement Planning Services Participants	1,501,000	1,495,000	1,477,000	1,423,000	1,362,000	—	10	1,501,000	1,362,000	10

% of Customer Assets in 4 & 5 Star Funds (b)	55%	55%	65%	61%	58%	—	(5)	55%	58%	(5)

% of AUM in 1st and 2nd Quartiles: (c)
1 Year	57%	47%	65%	76%	83%	21	(31)	57%	83%	(31)
3 Years	75%	73%	77%	76%	77%	3	(3)	75%	77%	(3)
5 Years	76%	76%	76%	81%	79%	—	(4)	76%	79%	(4)

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$55,989	$53,879	$51,710	$45,816	$46,716	4	20	$51,882	$43,635	19
Loans (d)	32,627	30,928	28,695	25,640	28,917	5	13	29,496	26,507	11
Deposits	64,630	59,907	55,981	54,816	51,341	8	26	58,863	50,607	16
Equity	4,000	4,000	3,750	3,750	3,500	—	14	3,876	3,500	11

Headcount	14,799 #	14,510 #	14,108 #	13,568 #	13,298 #	2	11	14,799 #	13,298 #	11

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$2	$(5)	$(5)	$—	$2	NM	—	$(8)	$(19)	58
Nonperforming Loans	12	28	21	34	39	(57)	(69)	12	39	(69)
Allowance for Loan Losses	112	115	105	114	121	(3)	(7)	112	121	(7)
Allowance for Lending Related Commitments	7	6	7	5	6	17	17	7	6	17

Net Charge-off (Recovery) Rate	0.02%	(0.06)%	(0.07)%	—%	0.03%			(0.03)%	(0.07)%
Allowance for Loan Losses to Average Loans	0.34	0.37	0.37	0.44	0.42			0.38	0.46
Allowance for Loan Losses to Nonperforming Loans	933	411	500	335	310			933	310
Nonperforming Loans to Average Loans	0.04	0.09	0.07	0.13	0.13			0.04	0.15

(a)	Pretax margin represents income before income tax expense divided by Total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.
(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile rankings sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(d)	Held-for-investment prime mortgage loans that were transferred from AM to Treasury within the Corporate segment during the third and first quarters of 2007 totaled $1.2 billion and $5.3 billion, respectively. There were no transfers during the fourth or second quarters of 2007 or the full year 2006. The transfer had no material impact on the financial results of AM.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2007
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2007	2007	2007	2007	2006	2007	2006
Assets by Asset Class
Liquidity	$400	$368	$333	$318	$311	9%	29%
Fixed Income	200	195	190	180	175	3	14
Equities & Balanced	472	481	467	446	427	(2)	11
Alternatives	121	119	119	109	100	2	21

TOTAL ASSETS UNDER MANAGEMENT	1,193	1,163	1,109	1,053	1,013	3	18
Custody / Brokerage / Administration / Deposits	379	376	363	342	334	1	13

TOTAL ASSETS UNDER SUPERVISION	$1,572	$1,539	$1,472	$1,395	$1,347	2	17

Assets by Client Segment
Institutional	$632	$603	$565	$550	$538	5	17
Private Bank	201	196	185	170	159	3	26
Retail	300	304	300	274	259	(1)	16
Private Client Services	60	60	59	59	57	—	5

TOTAL ASSETS UNDER MANAGEMENT	$1,193	$1,163	$1,109	$1,053	$1,013	3	18

Institutional	$633	$604	$566	$551	$539	5	17
Private Bank	433	423	402	374	357	2	21
Retail	394	399	393	361	343	(1)	15
Private Client Services	112	113	111	109	108	(1)	4

TOTAL ASSETS UNDER SUPERVISION	$1,572	$1,539	$1,472	$1,395	$1,347	2	17

Assets by Geographic Region
U.S. / Canada	$760	$745	$700	$664	$630	2	21
International	433	418	409	389	383	4	13

TOTAL ASSETS UNDER MANAGEMENT	$1,193	$1,163	$1,109	$1,053	$1,013	3	18

U.S. / Canada	$1,032	$1,022	$971	$929	$889	1	16
International	540	517	501	466	458	4	18

TOTAL ASSETS UNDER SUPERVISION	$1,572	$1,539	$1,472	$1,395	$1,347	2	17

Mutual Funds Assets by Asset Class
Liquidity	$339	$308	$268	$257	$255	10	33
Fixed Income	46	46	49	48	46	—	—
Equity	224	235	235	219	206	(5)	9

TOTAL MUTUAL FUND ASSETS	$609	$589	$552	$524	$507	3	20

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS					FULL YEAR
	4Q07	3Q07	2Q07	1Q07	4Q06	2007	2006
ASSETS UNDER SUPERVISION (continued)
Assets Under Management Rollforward
Beginning Balance	$1,163	$1,109	$1,053	$1,013	$935	$1,013	$847
Flows:
Liquidity	26	33	12	7	24	78	44
Fixed Income	3	(2)	6	2	1	9	11
Equities, Balanced & Alternatives	4	2	12	10	5	28	34
Market / Performance / Other Impacts	(3)	21	26	21	48	65	77

TOTAL ASSETS UNDER MANAGEMENT	$1,193	$1,163	$1,109	$1,053	$1,013	$1,193	$1,013

Assets Under Supervision Rollforward
Beginning Balance	$1,539	$1,472	$1,395	$1,347	$1,265	$1,347	$1,149
Net Asset Flows	37	41	38	27	31	143	102
Market / Performance / Other Impacts	(4)	26	39	21	51	82	96

TOTAL ASSETS UNDER SUPERVISION	$1,572	$1,539	$1,472	$1,395	$1,347	$1,572	$1,347

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
INCOME STATEMENT
REVENUE
Principal Transactions (a) (b)	$773	$1,082	$1,372	$1,325	$236	(29)%	228%	$4,552	$1,181	285%
Securities Gains (Losses)	146	128	(227)	(8)	18	14	NM	39	(608)	NM
All Other Income	213	70	90	68	27	204	NM	441	485	(9)

Noninterest Revenue	1,132	1,280	1,235	1,385	281	(12)	303	5,032	1,058	376
Net Interest Income (Expense)	(218)	(279)	(173)	(117)	(87)	22	(151)	(787)	(1,044)	25

TOTAL NET REVENUE	914	1,001	1,062	1,268	194	(9)	371	4,245	14	NM

Provision for Credit Losses	14	(31)	3	3	(2)	NM	NM	(11)	(1)	NM

NONINTEREST EXPENSE
Compensation Expense (b)	714	569	695	776	434	25	65	2,754	2,626	5
Noncompensation Expense (c)	982	674	818	556	678	46	45	3,030	2,357	29
Merger Costs	22	61	64	62	100	(64)	(78)	209	305	(31)

Subtotal	1,718	1,304	1,577	1,394	1,212	32	42	5,993	5,288	13
Net Expenses Allocated to Other Businesses	(1,057)	(1,059)	(1,075)	(1,040)	(1,037)	—	(2)	(4,231)	(4,141)	(2)

TOTAL NONINTEREST EXPENSE	661	245	502	354	175	170	278	1,762	1,147	54

Income (Loss) from Continuing Operations before Income Tax Expense	239	787	557	911	21	(70)	NM	2,494	(1,132)	NM
Income Tax Expense (Benefit) (d)	(10)	274	175	280	(520)	NM	98	719	(1,179)	NM

Income (Loss) from Continuing Operations	249	513	382	631	541	(51)	(54)	1,775	47	NM
Income from Discontinued Operations (e)	—	—	—	—	620	—	NM	—	795	NM

NET INCOME (LOSS)	$249	$513	$382	$631	$1,161	(51)	(79)	$1,775	$842	111

MEMO:
TOTAL NET REVENUE
Private Equity (a) (b)	$688	$733	$1,293	$1,253	$250	(6)	175	$3,967	$1,142	247
Treasury and Other Corporate	226	268	(231)	15	(56)	(16)	NM	278	(1,128)	NM

TOTAL NET REVENUE	$914	$1,001	$1,062	$1,268	$194	(9)	371	$4,245	$14	NM

NET INCOME (LOSS)
Private Equity (a)	$356	$409	$702	$698	$136	(13)	162	$2,165	$627	245
Treasury and Other Corporate (c) (d)	(93)	142	(280)	(29)	467	NM	NM	(260)	(391)	34
Merger Costs	(14)	(38)	(40)	(38)	(62)	63	77	(130)	(189)	31

Income (Loss) from Continuing Operations	249	513	382	631	541	(51)	(54)	1,775	47	NM
Income from Discontinued Operations	—	—	—	—	620	—	NM	—	795	NM

TOTAL NET INCOME (LOSS)	$249	$513	$382	$631	$1,161	(51)	(79)	$1,775	$842	111

Headcount	22,512 #	22,864 #	23,532 #	23,702 #	23,242 #	(2)	(3)	22,512 #	23,242 #	(3)

(a)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s September 30, 2007, Form 10-Q.
(b)	The 2007 quarters and full year included the reclassification of certain private equity carried interest from net revenue to compensation expense.
(c)	Included insurance recoveries related to settlement of the Enron and WorldCom class action litigations and for certain other material proceedings of $137 million for the quarter ended December 31, 2006. Insurance recoveries were $512 million for full year 2006.
(d)	Included a tax benefit of $359 million related to audit resolutions in the fourth quarter of 2006.
(e)	On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses were reported as discontinued operations for 2006. Included $622 million gain on sale in the fourth quarter of 2006.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
SUPPLEMENTAL
TREASURY
Securities Gains (Losses) (a)	$146	$126	$(227)	$(8)	$7	16%	NM %	$37	$(619)	NM	%
Investment Securities Portfolio (Average)	82,445	85,470	87,760	86,436	80,616	(4)	2	85,517	63,361	35
Investment Securities Portfolio (Ending)	76,200	86,495	86,821	88,681	82,091	(12)	(7)	76,200	82,091	(7)
Mortgage Loans (Average) (b)	34,436	29,854	26,830	25,244	—	15	NM	29,118	—	NM
Mortgage Loans (Ending) (b)	36,942	32,804	27,299	26,499	—	13	NM	36,942	—	NM

PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$100	$504	$985	$723	$254	(80)	(61)	$2,312	$1,223	89
Write-ups / (Write-downs) (c)	577	222	209	648	12	160	NM	1,656	(73)	NM
Mark-to-Market Gains (Losses)	(8)	5	81	(127)	(6)	NM	(33)	(49)	72	NM

Total Direct Investments	669	731	1,275	1,244	260	(8)	157	3,919	1,222	221
Third-Party Fund Investments	43	35	53	34	27	23	59	165	77	114

Total Private Equity Gains (d)	$712	$766	$1,328	$1,278	$287	(7)	148	$4,084	$1,299	214

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$390	$409	$465	$389	$587	(5)	(34)
Cost	288	291	367	366	451	(1)	(36)
Quoted Public Value	536	560	600	493	831	(4)	(35)
Privately-Held Direct Securities
Carrying Value	5,914	5,336	5,247	5,294	4,692	11	26
Cost	4,867	5,003	5,228	5,574	5,795	(3)	(16)
Third-Party Fund Investments
Carrying Value	849	839	812	744	802	1	6
Cost	1,076	1,078	1,067	1,026	1,080	—	—

Total Private Equity Portfolio — Carrying Value	$7,153	$6,584	$6,524	$6,427	$6,081	9	18

Total Private Equity Portfolio — Cost	$6,231	$6,372	$6,662	$6,966	$7,326	(2)	(15)

(a)	Losses reflected repositioning of the Treasury investment securities portfolio. Excludes gains/losses on securities used to manage risk associated with MSRs.
(b)	Held-for-investment prime mortgage loans were transferred from RFS and AM to the Corporate segment for risk management and reporting purposes. The transfers had no material impact on the financial results of Corporate.
(c)	The Firm adopted SFAS 157 in the first quarter of 2007. For additional information, see the Firm’s September 30, 2007, Form 10-Q. The 2007 quarters and full year included the reclassification of certain private equity carried interest from Total net revenue to Compensation expense.
(d)	Included in Principal Transactions revenue in the Consolidated statements of income.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION
(in millions)

						Dec 31, 2007
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2007	2007	2007	2007	2006	2007	2006
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$133,253	$126,343	$111,082	$108,627	$118,686	5%	12%
Loans — Non-U.S.	79,823	71,385	70,886	59,567	65,056	12	23

TOTAL WHOLESALE LOANS — REPORTED (b)	213,076	197,728	181,968	168,194	183,742	8	16

CONSUMER (c)
Home Equity	94,832	93,026	90,989	87,741	85,730	2	11
Mortgage (includes RFS and Corporate)	56,031	47,730	43,114	46,574	59,668	17	(6)
Auto Loans and Leases	42,350	40,871	41,231	40,937	41,009	4	3
Credit Card — Reported	84,352	79,409	80,495	78,173	85,881	6	(2)
Other Loans	28,733	27,556	27,240	28,146	27,097	4	6

TOTAL CONSUMER LOANS — REPORTED (d)	306,298	288,592	283,069	281,571	299,385	6	2

TOTAL LOANS — REPORTED	519,374	486,320	465,037	449,765	483,127	7	8
Credit Card — Securitizations	72,701	69,643	67,506	68,403	66,950	4	9

TOTAL LOANS — MANAGED	592,075	555,963	532,543	518,168	550,077	6	8
Derivative Receivables	77,136	64,592	59,038	49,647	55,601	19	39

TOTAL CREDIT-RELATED ASSETS	669,211	620,555	591,581	567,815	605,678	8	10
Wholesale Lending-Related Commitments	446,652	468,145	435,718	412,382	391,424	(5)	14

TOTAL	$1,115,863	$1,088,700	$1,027,299	$980,197	$997,102	2	12

Memo: Total by Category
Total Wholesale Exposure (e)	$736,864	$730,465	$676,724	$630,223	$630,767	1	17
Total Consumer Managed Loans (f)	378,999	358,235	350,575	349,974	366,335	6	3

Total	$1,115,863	$1,088,700	$1,027,299	$980,197	$997,102	2	12

Risk Profile of Wholesale Credit Exposure:

Investment-Grade (g)	$571,394	$548,663	$532,134	$487,309	$490,185	4	17

Noninvestment-Grade: (g)
Noncriticized	134,983	155,172	127,818	121,981	113,049	(13)	19
Criticized Performing	6,267	5,605	4,964	5,090	4,599	12	36
Criticized Nonperforming	571	414	252	263	427	38	34

Total Noninvestment-Grade	141,821	161,191	133,034	127,334	118,075	(12)	20

Loans Held-for-Sale & Loans at Fair Value	23,649	20,611	11,556	15,580	22,256	15	6
Purchased Nonperforming Wholesale Loans (h)	—	—	—	—	251	—	NM

Total Wholesale Exposure	$736,864	$730,465	$676,724	$630,223	$630,767	1	17

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.
(b)	Includes Loans held-for-sale & loans at fair value. As a result of the adoption of SFAS 159 in the first quarter of 2007, $11.7 billion of IB loans were reclassified to Trading assets and excluded from wholesale loans reported.
(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate segment to be risk managed by the Chief Investment Office.
(d)	As a result of the adoption of SFAS 159, certain IB loans are accounted for at fair value and reported in Trading assets and therefore, are no longer included in Loans beginning January 1, 2007.
(e)	Represents Total Wholesale Loans, Derivative Receivables and Wholesale Lending-Related Commitments.
(f)	Represents Total Consumer Loans plus Credit Card Securitizations, and excludes consumer lending-related commitments.
(g)	Excludes Loans held-for-sale & loans at fair value.
(h)	Represents distressed held-for-sale wholesale loans purchased as part of IB’s proprietary activities, which were excluded from nonperforming assets. During the first quarter of 2007, the Firm elected the fair value option of accounting for this portfolio of nonperforming loans. These loans were classified as trading assets for quarters ending on or after March 31, 2007.

Note:	The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2007
						Change
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2007	2007	2007	2007	2006	2007	2006
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS (a)
Loans — U.S.	$490	$401	$190	$205	$309	22%	59%
Loans — Non-U.S.	24	26	38	62	82	(8)	(71)

TOTAL WHOLESALE LOANS-REPORTED	514	427	228	267	391	20	31

CONSUMER LOANS (b)
Home Equity	810	576	483	459	454	41	78
Mortgage (includes RFS and Corporate)	1,798	1,224	1,034	960	769	47	134
Auto Loans and Leases	116	92	81	95	132	26	(12)
Credit Card — Reported	7	7	8	9	9	—	(22)
Other Loans	341	336	335	326	322	1	6

TOTAL CONSUMER LOANS-REPORTED (c)	3,072	2,235	1,941	1,849	1,686	37	82

TOTAL LOANS REPORTED	3,586	2,662	2,169	2,116	2,077	35	73
Derivative Receivables	29	34	30	36	36	(15)	(19)
Assets Acquired in Loan Satisfactions	622	485	387	269	228	28	173

TOTAL NONPERFORMING ASSETS	$4,237	$3,181	$2,586	$2,421	$2,341	33	81

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.69%	0.55%	0.47%	0.47%	0.43%

NONPERFORMING ASSETS BY LOB
Investment Bank	$453	$325	$119	$128	$269	39	68
Retail Financial Services	3,121	2,387	2,097	1,910	1,902	31	64
Card Services	7	7	8	9	9	—	(22)
Commercial Banking	148	136	137	142	122	9	21
Treasury & Securities Services	—	—	—	—	—	—
Asset Management	12	28	21	35	39	(57)	(69)
Corporate (d)	496	298	204	197	—	66	NM

TOTAL	$4,237	$3,181	$2,586	$2,421	$2,341	33	81

(a)	Included nonperforming loans held-for-sale of $45 million, $75 million, $25 million, $4 million, and $4 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. Excluded purchased held-for-sale wholesale loans.
(b)	There were no nonperforming loans held-for-sale at December 31, 2007 and September 30, 2007, while there were $215 million, $112 million, and $116 million at June 30, 2007, March 31, 2007, and December 31, 2006, respectively.
(c)	Nonperforming loans and assets excluded (1) loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by U.S. government agencies of $1.5 billion, $1.3 billion, $1.2 billion, $1.3 billion, and $1.2 billion at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and (2) education loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $279 million, $241 million, $200 million, $178 million, and $219 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts for GNMA and education loans are excluded, as reimbursement is proceeding normally.
(d)	Primarily relates to held-for-investment prime mortgage loans transferred from RFS and AM to the Corporate segment.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
GROSS CHARGE-OFFS

Wholesale Loans	$54	$101	$13	$17	$76	(47)%	(29)%	$185	$186	(1)%
Consumer (includes RFS and Corporate)	582	403	321	241	266	44	119	1,547	802	93
Credit Card — Reported	1,000	911	877	847	801	10	25	3,635	2,896	26

Total Loans — Reported	1,636	1,415	1,211	1,105	1,143	16	43	5,367	3,884	38
Credit Card — Securitizations	716	679	704	702	694	5	3	2,801	2,579	9

Total Loans — Managed	2,352	2,094	1,915	1,807	1,837	12	28	8,168	6,463	26

RECOVERIES

Wholesale Loans	29	19	42	23	48	53	(40)	113	208	(46)
Consumer (includes RFS and Corporate)	47	49	48	53	52	(4)	(10)	197	226	(13)
Credit Card — Reported	131	126	136	126	113	4	16	519	408	27

Total Loans — Reported	207	194	226	202	213	7	(3)	829	842	(2)
Credit Card — Securitizations	97	101	114	109	101	(4)	(4)	421	369	14

Total Loans — Managed	304	295	340	311	314	3	(3)	1,250	1,211	3

NET CHARGE-OFFS

Wholesale Loans	25	82	(29)	(6)	28	(70)	(11)	72	(22)	NM
Consumer (includes RFS and Corporate)	535	354	273	188	214	51	150	1,350	576	134
Credit Card — Reported	869	785	741	721	688	11	26	3,116	2,488	25

Total Loans — Reported	1,429	1,221	985	903	930	17	54	4,538	3,042	49
Credit Card — Securitizations	619	578	590	593	593	7	4	2,380	2,210	8

Total Loans — Managed	$2,048	$1,799	$1,575	$1,496	$1,523	14	34	$6,918	$5,252	32

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale Loans (a)	0.05%	0.19%	(0.07)%	(0.02)%	0.07%			0.04%	(0.01)%
Consumer (includes RFS and Corporate) (b)	1.01	0.70	0.57	0.47	0.45			0.69	0.31
Credit Card — Reported	4.36	3.89	3.76	3.57	3.35			3.90	3.37
Total Loans — Reported (a) (b)	1.19	1.07	0.90	0.85	0.84			1.00	0.73
Credit Card — Securitizations	3.38	3.34	3.46	3.56	3.57			3.43	3.28
Total Loans — Managed (a) (b)	1.48	1.37	1.25	1.22	1.20			1.33	1.09
Memo: Credit Card — Managed	3.89	3.64	3.62	3.57	3.45			3.68	3.33

(a)	Average wholesale Loans held-for-sale & loans at fair value were $26.8 billion, $17.8 billion, $15.5 billion, $14.2 billion, and $24.5 billion for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $18.6 billion and $22.2 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.
(b)	Average consumer (excluding card) Loans held-for-sale & loans at fair value were $4.0 billion, $5.4 billion, $11.7 billion, $21.7 billion, and $21.2 billion for the quarters ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively, and $10.6 billion and $16.1 billion for full year 2007 and 2006, respectively. These amounts were excluded when calculating the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$8,113	$7,633	$7,300	$7,279	$7,056	6%	15%	$7,279	$7,090	3%
Net Charge-Offs	(1,429)	(1,221)	(985)	(903)	(930)	(17)	(54)	(4,538)	(3,042)	(49)
Provision for Loan Losses	2,550	1,693	1,316	979	1,085	51	135	6,538	3,153	107
Other (a) (b)	—	8	2	(55)	68	NM	NM	(45)	78	NM

Ending Balance	$9,234	$8,113	$7,633	$7,300	$7,279	14	27	$9,234	$7,279	27

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$858	$766	$553	$524	$468	12	83	$524	$400	31
Provision for Lending-Related Commitments	(8)	92	213	29	49	NM	NM	326	117	179
Other (b)	—	—	—	—	7	—	NM	—	7	NM

Ending Balance	$850	$858	$766	$553	$524	(1)	62	$850	$524	62

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$108	$53	$52	$54	$51	104	112
Formula — Based	3,046	2,810	2,650	2,639	2,660	8	15

Total Wholesale	3,154	2,863	2,702	2,693	2,711	10	16

Consumer
Asset Specific	$80	$70	$81	$70	$67	14	19
Formula — Based	6,000	5,180	4,850	4,537	4,501	16	33

Total Consumer (c)	6,080	5,250	4,931	4,607	4,568	16	33

Total Allowance for Loan Losses	9,234	8,113	7,633	7,300	7,279	14	27
Allowance for Lending-Related Commitments	850	858	766	553	524	(1)	62

Total Allowance for Credit Losses	$10,084	$8,971	$8,399	$7,853	$7,803	12	29

Wholesale Allowance for Loan Losses to Total Wholesale Loans (d)	1.67%	1.62%	1.59%	1.76%	1.68%
Consumer Allowance for Loan Losses to Total Consumer Loans (e)	2.01	1.84	1.79	1.72	1.71
Allowance for Loan Losses to Total Loans (d) (e)	1.88	1.76	1.71	1.74	1.70
Allowance for Loan Losses to Total Nonperforming Loans (f)	261	314	396	365	372

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,329	$1,112	$1,037	$1,037	$1,052	20	26
Retail Financial Services	2,634	2,105	1,772	1,453	1,392	25	89
Card Services	3,407	3,107	3,096	3,092	3,176	10	7
Commercial Banking	1,695	1,623	1,551	1,531	1,519	4	12
Treasury & Securities Services	18	13	9	11	7	38	157
Asset Management	112	115	105	114	121	(3)	(7)
Corporate (g)	39	38	63	62	12	3	225

Total	$9,234	$8,113	$7,633	$7,300	$7,279	14	27

(a)	First quarter of 2007 primarily relates to the Firm’s adoption of SFAS 159, effective January 1, 2007.
(b)	Fourth quarter and full year 2006 primarily reflect The Bank of New York transaction.
(c)	Includes RFS, Card Services and Corporate.
(d)	Wholesale Loans held-for-sale & loans at fair value were $23.6 billion, $20.6 billion, $11.6 billion, $15.6 billion, and $22.5 billion at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(e)	Consumer Loans held-for-sale were $4.0 billion, $3.9 billion, $8.3 billion, $13.4 billion, and $32.7 billion at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(f)	Nonperforming Loans held-for-sale were $45 million, $75 million, $240 million, $116 million, and $120 million at December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007, and December 31, 2006, respectively. These amounts were excluded when calculating the allowance coverage ratios.
(g)	March 31, 2007 included $50 million associated with mortgages originated by RFS and AM and transferred to Corporate to be risk managed by the Chief Investment Office.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q07 Change				2007 Change
	4Q07	3Q07	2Q07	1Q07	4Q06	3Q07	4Q06	2007	2006	2006
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$208	$146	$(13)	$35	$50	42%	316%	$376	$112	236%
Commercial Banking	105	98	10	17	86	7	22	230	133	73
Treasury & Securities Services	5	3	(1)	4	(2)	67	NM	11	(1)	NM
Asset Management	(2)	4	(13)	(8)	12	NM	NM	(19)	(30)	37
Corporate	—	—	—	—	(2)	—	NM	—	(1)	NM

Total Wholesale	316	251	(17)	48	144	26	119	598	213	181

Retail Financial Services	1,051	688	589	292	253	53	315	2,620	552	375
Card Services	1,169	785	741	636	688	49	70	3,331	2,388	39
Corporate (a)	14	(31)	3	3	—	NM	NM	(11)	—	NM

Total Consumer	2,234	1,442	1,333	931	941	55	137	5,940	2,940	102

Total Provision for Loan Losses	$2,550	$1,693	$1,316	$979	$1,085	51	135	$6,538	$3,153	107

LENDING-RELATED COMMITMENTS
Investment Bank	$(8)	$81	$177	$28	$13	NM	NM	$278	$79	252
Commercial Banking	—	14	35	—	25	NM	NM	49	27	81
Treasury & Securities Services	(1)	6	1	2	—	NM	NM	8	—	NM
Asset Management	1	(1)	2	(1)	2	NM	(50)	1	2	(50)

Total Wholesale	(8)	100	215	29	40	NM	NM	336	108	211

Retail Financial Services	—	(8)	(2)	—	9	NM	NM	(10)	9	NM
Card Services	—	—	—	—	—	—	—	—	—	—

Total Consumer	—	(8)	(2)	—	9	NM	NM	(10)	9	NM

Total Provision for Lending-Related Commitments	$(8)	$92	$213	$29	$49	NM	NM	$326	$117	179

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$200	$227	$164	$63	$63	(12)	217	$654	$191	242
Commercial Banking	105	112	45	17	111	(6)	(5)	279	160	74
Treasury & Securities Services	4	9	—	6	(2)	(56)	NM	19	(1)	NM
Asset Management	(1)	3	(11)	(9)	14	NM	NM	(18)	(28)	36
Corporate	—	—	—	—	(2)	—	NM	—	(1)	NM

Total Wholesale	308	351	198	77	184	(12)	67	934	321	191

Retail Financial Services	1,051	680	587	292	262	55	301	2,610	561	365
Card Services	1,169	785	741	636	688	49	70	3,331	2,388	39
Corporate (a)	14	(31)	3	3	—	NM	NM	(11)	—	NM

Total Consumer	2,234	1,434	1,331	931	950	56	135	5,930	2,949	101

Total Provision for Credit Losses	2,542	1,785	1,529	1,008	1,134	42	124	6,864	3,270	110
Securitized Credit Losses	619	578	590	593	593	7	4	2,380	2,210	8

Managed Provision for Credit Losses	$3,161	$2,363	$2,119	$1,601	$1,727	34	83	$9,244	$5,480	69

(a)	Includes amounts related to held-for-investment prime mortgages transferred from RFS and AM to the Corporate segment during 2007.

JPMORGAN CHASE & CO. CAPITAL
(in millions, except per share and ratio data)

	QUARTERLY TRENDS												FULL YEAR
											4Q07 Change						2007 Change
	4Q07		3Q07		2Q07		1Q07		4Q06		3Q07	4Q06	2007		2006		2006
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,367.1	#	3,375.9	#	3,415.1	#	3,456.4	#	3,465.3	#	—%	(3)%	3,403.6	#	3,470.1	#	(2)%
Weighted-Average Diluted Shares Outstanding	3,471.8		3,477.7		3,521.6		3,559.5		3,578.6		—	(3)	3,507.6		3,573.9		(2)
Common Shares Outstanding — at Period End	3,367.4		3,358.8		3,398.5		3,416.3		3,461.7		—	(3)	3,367.4		3,461.7		(3)

Cash Dividends Declared per Share	$0.38		$0.38		$0.38		$0.34		$0.34		—	12	$1.48		$1.36		9
Book Value per Share	36.59		35.72		35.08		34.45		33.45		2	9	36.59		33.45		9
Dividend Payout (a)	44%		39%		31%		25%		27%				34%		34%

NET INCOME	$2,971		$3,373		$4,234		$4,787		$4,526		(12)	(34)	$15,365		$14,444		6
Preferred Dividends	—		—		—		—		—				—		4

Net Income Applicable to Common Stock	$2,971		$3,373		$4,234		$4,787		$4,526		(12)	(34)	$15,365		$14,440		6

INCOME PER SHARE
Basic Earnings per Share
Income from continuing operations	$0.88		$1.00		$1.24		$1.38		$1.13		(12)	(22)	$4.51		$3.93		15
Net Income	0.88		1.00		1.24		1.38		1.31		(12)	(33)	4.51		4.16		8

Diluted Earnings per Share
Income from continuing operations	$0.86		$0.97		$1.20		$1.34		$1.09		(11)	(21)	$4.38		$3.82		15
Net Income	0.86		0.97		1.20		1.34		1.26		(11)	(32)	4.38		4.04		8

SHARE PRICE
High	$48.02		$50.48		$53.25		$51.95		$49.00		(5)	(2)	$53.25		$49.00		9
Low	40.15		42.16		47.70		45.91		45.51		(5)	(12)	40.15		37.88		6
Close	43.65		45.82		48.45		48.38		48.30		(5)	(10)	43.65		48.30		(10)
Market Capitalization	146,986		153,901		164,659		165,280		167,199		(4)	(12)	146,986		167,199		(12)

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$163.3		$2,135.4		$1,875.3		$4,000.9		$1,000.3		(92)	(84)	$8,174.9		$3,936.1		108
Common Shares Repurchased	3.6	#	47.0	#	36.7	#	80.9	#	21.1	#	(92)	(83)	168.2	#	90.7	#	85
Average Purchase Price	$45.29		$45.42		$51.13		$49.45		$47.33		—	(4)	$48.60		$43.41		12

CAPITAL RATIOS
Tier 1 Capital	$88,703	(c)	$86,096		$85,096		$82,538		$81,055		3	9
Total Capital	132,242	(c)	128,543		122,276		115,142		115,265		3	15
Risk-Weighted Assets	1,050,112	(c)	1,028,551		1,016,031		972,813		935,909		2	12
Adjusted Average Assets	1,473,541	(c)	1,423,171		1,376,727		1,324,145		1,308,699		4	13
Tier 1 Capital Ratio	8.4	%(c)	8.4%		8.4%		8.5%		8.7%
Total Capital Ratio	12.6	(c)	12.5		12.0		11.8		12.3
Tier 1 Leverage Ratio	6.0	(c)	6.0		6.2		6.2		6.2

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$45,270		$45,335		$45,254		$45,063		$45,186		—	—
Mortgage Servicing Rights	8,632		9,114		9,499		7,937		7,546		(5)	14
Purchased Credit Card Relationships	2,303		2,427		2,591		2,758		2,935		(5)	(22)
All Other Intangibles	3,796		3,959		4,103		4,205		4,371		(4)	(13)

Total Intangibles	$60,001		$60,835		$61,447		$59,963		$60,038		(1)	—

(a)	Based on Net income amounts.
(b)	Excludes commission costs.
(c)	Estimated.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House
Average Managed Assets: Refers to total assets on the Firm’s Consolidated balance sheets plus credit card receivables that have been securitized.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates under FIN 46R. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available- for-sale securities, loans and other assets.
Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.
Corporate: Includes Private Equity, Treasury and Corporate Other, which includes other centrally managed expenses and discontinued operations.
Credit Card Securitizations: Card Services’ managed results excludes the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and Loan receivables. Through securitization, the Firm transforms a portion of its credit card receivables into securities, which are sold to investors. The credit card receivables are removed from the Consolidated balance sheets through the transfer of the receivables to a trust, and the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retains the remaining undivided interests as seller’s interests, which are recorded in Loans on the Consolidated balance sheets. A gain or loss on the sale of credit card receivables to investors is recorded in Other Income. Securitization also affects the Firm’s Consolidated statements of income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to the investors, gross credit losses and other trust expenses related to the securitized receivables are reclassified into Credit card income in the Consolidated statements of income.
Discontinued operations: A component of an entity that is classified as held-for-sale or that has been disposed of from ongoing operations in its entirety or piecemeal, and for which the entity will not have any significant, continuing involvement. A discontinued operation may be a separate major business segment, a component of a major business segment or a geographical area of operations of the entity that can be separately distinguished operationally and for financial reporting purposes.
FIN 46(R): FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51.”
FIN 48: FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.”
Interests in Purchased Receivables: Represent an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a BBB-/Baa3 or better, as defined by independent rating agencies.
Managed Basis: A non-GAAP presentation of financial results that includes reclassifications related to credit card securitizations and to present revenue on a fully taxable-equivalent basis. Management uses this non-GAAP financial measure at the segment level because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed Credit Card Receivables: Refers to credit card receivables on the Firm’s Consolidated balance sheets plus credit card receivables that have been securitized.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger: The July 1, 2004, merger with Bank One Corporation.
MSR Risk Management Revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments and other.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead Ratio: Noninterest expense as a percentage of Total net revenue.
Principal Transactions (Revenue): Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the SFAS 159 fair value option was elected. Principal transactions revenue also include private equity gains and losses.
Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of credit card securitizations, but excludes the impact of taxable equivalent adjustments.
SFAS: Statement of Financial Accounting Standards.
SFAS 123R: “Share-Based Payment.”
SFAS 140: “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities — a replacement of FASB Statement No. 125.”
SFAS 157: “Fair Value Measurements.”
SFAS 159: “The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115.”
Taxable-Equivalent Basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking
IB’S REVENUES COMPRISE THE FOLLOWING:
1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.
2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.
3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.
4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities. In addition, Credit portfolio revenue includes an adjustment to the valuation of the Firm’s derivative liabilities measured at fair value that reflects the credit quality of the Firm, in conjunction with SFAS 157 (i.e., the debit valuation adjustment (“DVA”)).

Retail Financial Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN REGIONAL BANKING:
1. Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
2. Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments and business banking, by partnering with the personal bankers.
MORTGAGE BANKING REVENUES COMPRISE THE FOLLOWING:
1. Production revenue includes mortgage servicing rights created from the sales of loans, net gains or losses on the sales of loans, and other production-related fees. Also includes revenue associated with originations of subprime mortgage loans.
2. Net mortgage servicing revenue
a)	Servicing revenue represents all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees, and other ancillary fees.

b)	Changes in MSR asset fair value due to:
—	market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

—	modeled servicing portfolio runoff (or time decay)
c)	Derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
3. MSR risk management results include changes in the MSR asset fair value due to inputs or assumptions and derivative valuation adjustments and other.
Retail Financial Services (continued)
MORTGAGE BANKING’S ORIGINATION CHANNELS COMPRISE THE FOLLOWING:
1. Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.
2. Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.
3. Correspondent — Correspondents are banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
4. Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Card Services
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN CARD SERVICES:
1. Charge volume — Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.
2. Net accounts opened — Includes originations, purchases and sales.
3. Merchant acquiring business — Represents an entity that processes payments for merchants. JPMorgan Chase is a partner in Chase Paymentech Solutions, LLC, a merchant acquiring business.
4. Bank card volume — Represents the dollar amount of transactions processed for the merchants.
5. Total transactions — Represents the number of transactions and authorizations processed for the merchants.

JPMORGAN CHASE & CO. Line of Business Metrics (continued)

Commercial Banking
COMMERCIAL BANKING REVENUES COMPRISE THE FOLLOWING:
1. Lending includes a variety of financing alternatives, which are often provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-backed structures, and leases.
2. Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.
3. Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, and foreign exchange hedges.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN COMMERCIAL BANKING:
1. Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
2. IB revenues, gross — Represents total revenue related to investment banking products sold to CB clients.

Treasury & Securities Services
Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
DESCRIPTION OF SELECTED BUSINESS METRICS WITHIN TREASURY & SECURITIES SERVICES:
Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, Federal funds purchased, and repurchase agreements.
Asset Management
Assets Under Management: Represent assets actively managed by Asset Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 44% ownership interest as of December 31, 2007.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM’s CLIENT SEGMENTS COMPRISE THE FOLLOWING:
1. Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
2. Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
3. The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.
4. Private Client Services offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.